UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2019

Date of reporting period:	2/28/2019

Item 1 – Reports to Stockholders

PGIM GOVERNMENT INCOME FUND

(Formerly known as Prudential Government Income Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek high current return

Highlights (unaudited)

•	Sector allocation was a strong contributor to Fund performance, highlighted by an overweight to commercial mortgage-backed securities (CMBS). Positioning in Treasuries was also strong.

•	Security selection added to performance, with positioning in Treasuries, interest rate swaps, CMBS, and collateralized loan obligations (CLOs) the largest contributors.

•	Security selection in mortgages hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A

PGIM Government Income Fund	3

shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is

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the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Government Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Government Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Government Income Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Government Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.10	0.49	2.65	—
Class B	–3.48	0.41	2.33	—
Class C	0.65	0.63	2.37	—
Class R	2.17	1.14	2.86	—
Class Z	2.87	1.69	3.39	—
Class R6*	2.98	N/A	N/A	0.13 (8/9/16)
Bloomberg Barclays US Government Bond Index
	3.21	1.71	2.43	—
Bloomberg Barclays US Aggregate ex-Credit Index
	3.38	1.96	2.97	—
Lipper General US Government Funds Average
	2.49	1.44	2.39	—

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.51	1.42	3.12	—
Class B	1.52	0.61	2.33	—
Class C	1.65	0.63	2.37	—
Class R	2.17	1.14	2.86	—
Class Z	2.87	1.69	3.39	—
Class R6*	2.98	N/A	N/A	0.13 (8/9/16)
Bloomberg Barclays US Government Bond Index
	3.21	1.71	2.43	—
Bloomberg Barclays US Aggregate ex-Credit Index
	3.38	1.96	2.97	—
Lipper General US Government Funds Average
	2.49	1.44	2.39	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2009) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Government Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00% up to $3 billion, 0.80% next $1 billion, and 0.50% over $4 billion	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays US Government Bond Index—The Bloomberg Barclays US Government Bond Index is an unmanaged index of securities issued or backed by the US government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how US government bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –0.42%.

Bloomberg Barclays US Aggregate ex-Credit Index—The Bloomberg Barclays US Aggregate ex-Credit Index is an unmanaged index that represents securities that are SEC registered, taxable, and dollar denominated. The Index covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 0.19%.

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Lipper General US Government Funds Average—The Lipper General US Government Funds Average (Lipper Average) is based on the average return of all funds in the Lipper General US Government Funds universe for the periods noted. Funds in the Lipper Average invest primarily in US government and agency issues. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –0.78%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 2/28/19 (%)
AAA	96.9
AA	1.0
A	0.1
Not Rated	0.2
Cash/Cash Equivalents	1.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature used by both S&P and Fitch. These ratings agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative value. Credit ratings are subject to change. Values may not sum to 100% due to rounding.

Distributions and Yields as of 2/28/19
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.19	1.89	1.89
Class B	0.10	1.07	0.29
Class C	0.11	1.02	1.02
Class R	0.16	1.76	1.51
Class Z	0.22	2.48	2.48
Class R6***	0.23	2.49	2.49

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

PGIM Government Income Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Government Income Fund’s Class Z shares rose 2.87% in the 12-month reporting period that ended February 28, 2019, underperforming the 3.21% return of the Bloomberg Barclays US Government Bond Index (the Index) and the 3.38% return of the Bloomberg Barclays US Aggregate ex-Credit Index. The Fund outperformed the 2.49% return of the Lipper General US Government Funds Average during the same period.

What were market conditions?

•

At the outset of the second quarter of 2018, PGIM Fixed Income anticipated a trading range on the US Treasury 10-year yield between 2.65% and 2.95%, with Treasuries poised to outperform derivatives (both futures and interest rate swaps). While the actual range was slightly higher, trading between 2.75% and 3.10%, cash Treasuries outperformed swaps as spreads at the intermediate and long portions of the curve widened during the quarter. Reminiscent of the first quarter, the agency mortgage-backed securities (MBS) sector outperformed relative to other spread sectors on the back of unsettled risk markets. Following a solid start to the quarter, with the sector posting excess returns versus Treasuries of +18 basis points (bps) in April, pressure on the agency MBS market paved the way for two consecutive months of nearly flat excess returns, which trimmed the second-quarter excess return to +15 bps. One basis point equals 0.01%.

•

At the start of the third quarter of 2018, PGIM Fixed Income projected range-bound conditions given credible Fed guidance, steady economic growth, and seasonal summer slowness. PGIM Fixed Income’s 2.75%-3.00% US Treasury 10-year projected range proved prescient until late summer when a jump in August’s average hourly earnings pushed rates higher, with the 10-year reaching a third-quarter high of 3.10%. Mortgages were about unchanged versus rates in the third quarter but lagged the performance of other spread sectors. London Inter-bank Offered Rate (LIBOR) option-adjusted spreads (OAS) were slightly wider given the modest tightening of swap spreads. As expected, prepayment speeds remained benign given the broad year-to-date increase in primary mortgage rates. The Fed’s MBS reinvestment cap increased to $16 billion per month in the quarter, which sharply reduced purchase operations.

•

The fourth quarter of 2018 represented a major shift in market sentiment across global asset classes. Interest rates peaked in early October and aggressively rallied as Brexit worries, fears of an escalating trade war, weaker economic data, and a hawkish Fed punished risk assets, sending developed-market interest rates to yearly lows. As the quarter concluded, the yields on German 10-year Bunds and Japanese government bonds plummeted to depths not seen in years, while the 10-year Treasury yield ended just above its lows from early in 2018. MBS spreads widened in the fourth quarter amid the broad risk-off sentiment and the higher net supply that investors ultimately needed to

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absorb with the Fed’s $20 billion reinvestment cap in full swing. Agency mortgages generated an excess return of -32 bps vs. Treasuries during the quarter.

•

In January 2019, Treasury yields fell as the Fed messaged a more neutral, data-dependent monetary policy outlook that reduced the likelihood of near-term rate hikes. The US Treasury curve bull steepened, with 10-year Treasury yields lower by 5 bps and the US Treasury 5-Year–US Treasury 30-Year (5s-30s) curve steepening by 5 bps. The Bloomberg Barclays US Mortgage Backed Securities Index posted an excess return of +32 bps for the month, its best monthly excess performance since September 2017. The market-weighted LIBOR OAS tightened by about 2 bps amid declining volatility, positive risk sentiment, light origination, and broad-based demand highlighted by real estate investment trust (REIT) capital raises.

•

In February 2019, 10-year US Treasury yields rose over 8 bps to close at 2.715%. To start the month, yields in the world’s four largest economies—the US, China, the eurozone, and Japan (G4)—consolidated around year-to-date (YTD) lows as the rally that started the year paused. Yields reversed course and went higher toward the latter part of the month as the curve steepened on the prospects for a more accommodative Fed. Another contributor to the sell-off was a further relaxation in trade tensions between the US and China with the increasing prospects of a trade deal. The Bloomberg Barclays US Mortgage Backed Securities Index posted a modestly positive performance in February, ending the month with +6 bps of duration-adjusted excess return. However, the market-weighted LIBOR OAS widened by 9 bps to 41 bps as volatility tumbled back toward last year’s lows and swap spreads narrowed to one-year tights. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

What worked?

•	Sector allocation was a strong contributor to Fund performance, highlighted by an overweight to commercial mortgage-backed securities (CMBS). Positioning in Treasuries was also strong.

•	Security selection added to performance, with positioning in Treasuries, interest rate swaps, CMBS, and collateralized loan obligations (CLOs) the largest contributors.

What didn’t work?

•

The duration of the Fund was actively managed and was between 0.7 years short and 0.5 years long for the reporting period. Duration positioning had a negligible impact on performance. The Fund ended the period 0.1 years long duration.

•

The Fund maintained a yield curve flattener position, which would benefit the Fund when the yield difference between longer US rates converges with shorter US rates. The flattener position modestly detracted from performance over the period.

PGIM Government Income Fund	13

Strategy and Performance Overview (continued)

•	Security selection in mortgages hurt performance.

Did the Fund use derivatives, and how did they affect performance?

The Fund utilized futures contracts on US Treasuries, interest rate swaps, and options to help manage its duration and yield-curve exposure, which reduced its sensitivity to changes in the level of interest rates. The use of futures and options had a negative impact on performance, while the use of interest rate swaps added value for the reporting period.

Current outlook

•

The weakness that afflicted global growth in the fourth quarter of 2018 extended into the first quarter of 2019 and is likely to extend into the second quarter as well, most notably in Europe and Asia. Manufacturing purchasing managers indexes continued their downdraft in January and February across the G4. This weakness is mirrored in slumping trade global volumes, with China’s imports appearing at the center of the slowdown. Despite what has the makings of an industrial recession in key parts of the world, the late stage of the economic expansion comes hand in hand with continued, although decelerating, domestic demand strength, largely afforded by continued solid, albeit slowing, employment growth in major economies.

•

As the reporting period came to end, 10-year US Treasury yields closed at 2.715%. G4 yields consolidated around YTD 2019 lows as the rally that started the year paused. Yields reversed course and went higher toward the latter part of February as the curve steepened on the prospects of a more accommodative Fed. Another contributor to the sell-off was a further relaxation in trade tensions between the US and China with the increasing prospects of a trade deal.

•	PGIM Fixed Income remains long US duration with a flattening bias as the market expects the Fed’s next move to be a rate cut in 2020.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

PGIM Government Income Fund	15

Fees and Expenses (continued)

over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Government Income Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,013.90	1.07%	$5.34
	Hypothetical	$1,000.00	$1,019.49	1.07%	$5.36
Class B	Actual	$1,000.00	$1,009.20	2.03%	$10.11
	Hypothetical	$1,000.00	$1,014.73	2.03%	$10.14
Class C	Actual	$1,000.00	$1,009.70	1.93%	$9.62
	Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64
Class R	Actual	$1,000.00	$1,012.40	1.37%	$6.84
	Hypothetical	$1,000.00	$1,018.00	1.37%	$6.85
Class Z	Actual	$1,000.00	$1,015.80	0.69%	$3.45
	Hypothetical	$1,000.00	$1,021.37	0.69%	$3.46
Class R6**	Actual	$1,000.00	$1,016.20	0.61%	$3.05
	Hypothetical	$1,000.00	$1,021.77	0.61%	$3.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.8%

ASSET-BACKED SECURITIES 4.6%

Collateralized Loan Obligations
Battalion CLO Ltd. (Cayman Islands), Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	3.813	%(c)	07/17/28	1,250	$1,239,079
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330%	4.127	(c)	04/13/27	1,250	1,250,942
Flagship CLO Ltd. (Cayman Islands), Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850%	3.629	(c)	01/16/26	4,500	4,478,394
Limerock CLO LLC (Cayman Islands), Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.200%	3.961	(c)	10/20/26	2,402	2,403,050
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.946	(c)	07/25/31	4,000	3,953,475
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250%	3.532	(c)	10/23/31	1,500	1,496,047
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370%	3.939	(c)	01/20/32	2,000	2,000,000
Venture 32 CLO Ltd. (Cayman Islands), Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100%	3.880	(c)	07/18/31	1,750	1,722,919

TOTAL ASSET-BACKED SECURITIES (cost $18,611,990)					18,543,906

COMMERCIAL MORTGAGE-BACKED SECURITIES 20.8%
BANK, Series 2017-BNK05, Class A3	3.020		06/15/60	3,600	3,567,443
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515		09/10/58	2,500	2,517,205
Deutsche Bank Commercial Mortgage Trust, Series 2017-C06, Class A3	3.269		06/10/50	3,600	3,620,919
Fannie Mae-Aces,
Series 2012-M02, Class A2	2.717		02/25/22	221	220,778
Series 2015-M01, Class AB2	2.465		09/25/24	650	642,373
Series 2015-M17, Class A2	2.938	(cc)	11/25/25	2,900	2,886,679
Series 2016-M11, Class A2	2.369	(cc)	07/25/26	2,600	2,467,196
Series 2016-M13, Class A2	2.479	(cc)	09/25/26	4,400	4,210,974
Series 2018-M14, Class A1	3.578	(cc)	08/25/28	1,643	1,699,332

See Notes to Financial Statements.

PGIM Government Income Fund	17

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae-Aces, (cont’d.)
Series 2019-M01, Class A2	3.550	%(cc)	09/25/28	2,000	$2,044,256
Series 2019-M02, Class A1	3.024		08/25/28	2,000	1,998,273
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO	1.512	(cc)	06/25/20	22,598	335,090
Series K019, Class X1, IO	1.623	(cc)	03/25/22	23,698	993,410
Series K020, Class X1, IO	1.406	(cc)	05/25/22	13,875	524,108
Series K021, Class X1, IO	1.441	(cc)	06/25/22	15,049	603,381
Series K025, Class X1, IO	0.850	(cc)	10/25/22	38,169	993,600
Series K060, Class AM	3.300	(cc)	10/25/26	3,860	3,887,236
Series K064, Class A2	3.224		03/25/27	3,900	3,916,296
Series K064, Class AM	3.327	(cc)	03/25/27	2,100	2,101,425
Series K068, Class AM	3.315		08/25/27	3,200	3,212,933
Series K073, Class A2	3.350		01/25/28	3,800	3,833,711
Series K076, Class A2	3.900		04/25/28	2,700	2,838,430
Series K076, Class AM	3.900		04/25/28	750	784,017
Series K077, Class A2	3.850	(cc)	05/25/28	1,570	1,643,420
Series K077, Class AM	3.850	(cc)	05/25/28	310	322,878
Series K078, Class AM	3.920	(cc)	06/25/51	925	968,054
Series K079, Class AM	3.930		06/25/28	1,225	1,286,597
Series K080, Class AM	3.986	(cc)	07/25/28	3,300	3,475,877
Series K081, Class AM	3.900	(cc)	09/25/51	2,600	2,716,853
Series K083, Class A2	4.050	(cc)	09/25/28	1,125	1,195,810
Series K083, Class AM	4.030	(cc)	10/25/28	450	475,460
Series K084, Class AM	3.880	(cc)	10/25/28	2,200	2,297,817
Series K085, Class AM	4.060	(cc)	10/25/28	1,100	1,165,006
Series K086, Class A2	3.859	(cc)	11/25/28	2,500	2,621,188
Series K086, Class AM	3.919	(cc)	11/25/28	350	367,009
Series K087, Class AM	3.832	(cc)	12/25/28	400	415,632
Series K151, Class A3	3.511		04/25/30	900	900,738
Series K157, Class A2	3.990	(cc)	05/25/33	2,900	3,034,088
Series K158, Class A2	3.900	(cc)	12/25/30	1,275	1,308,583
Series K710, Class X1, IO	1.728	(cc)	05/25/19	6,527	8,782
Series K711, Class X1, IO	1.610	(cc)	07/25/19	8,615	17,440
Series KC03, Class A2	3.499		01/25/26	1,100	1,117,802
Series W5FX, Class AFX	3.336	(cc)	04/25/28	1,970	1,956,090
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A3	3.515		03/15/49	2,500	2,517,622
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694		04/15/46	459	453,724

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C09, Class A3	2.834%		05/15/46	886	$877,389
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3	3.572		09/15/58	2,500	2,530,765

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $83,001,371)					83,573,689

CORPORATE BONDS 1.7%

Diversified Financial Services
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	3.150		07/24/24	470	474,444
Private Export Funding Corp.,
Series BB, U.S. Gov’t. Gtd. Notes	4.300		12/15/21	1,210	1,263,821
Series KK, U.S. Gov’t. Gtd. Notes	3.550		01/15/24	2,085	2,167,973
Sr. Unsec’d. Notes, 144A	2.650		02/16/21	2,870	2,864,484

TOTAL CORPORATE BONDS (cost $6,809,030)					6,770,722

MUNICIPAL BOND 0.2%

Texas
University of Texas System (The), Revenue Bonds, Series F (cost $781,833)	5.000		08/15/47	610	798,234

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.1%
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1, 1 Month LIBOR + 0.620%	3.110	(c)	10/25/28	54	53,631
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	4.592	(cc)	02/25/34	247	247,181

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $301,953)					300,812

U.S. GOVERNMENT AGENCY OBLIGATIONS 41.7%
Federal Home Loan Banks	2.625		10/01/20	845	845,641
Federal Home Loan Banks	3.000		10/12/21	870	879,678
Federal Home Loan Banks	3.250		11/16/28	1,800	1,837,373
Federal Home Loan Mortgage Corp.	2.000		01/01/32	507	486,720
Federal Home Loan Mortgage Corp.	2.375		02/16/21	1,395	1,390,325
Federal Home Loan Mortgage Corp.	2.500		02/05/24	2,340	2,325,803
Federal Home Loan Mortgage Corp.	2.500		03/01/30	1,147	1,131,873

See Notes to Financial Statements.

PGIM Government Income Fund	19

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.500%	09/01/31	735	$721,863
Federal Home Loan Mortgage Corp.	3.000	10/01/28	223	223,765
Federal Home Loan Mortgage Corp.	3.000	06/01/29	633	634,380
Federal Home Loan Mortgage Corp.	3.000	12/01/30	677	676,928
Federal Home Loan Mortgage Corp.	3.000	01/01/37	1,442	1,431,932
Federal Home Loan Mortgage Corp.	3.000	04/01/43	1,679	1,650,932
Federal Home Loan Mortgage Corp.	3.000	11/01/46	896	877,444
Federal Home Loan Mortgage Corp.	3.000	11/01/46	1,084	1,061,546
Federal Home Loan Mortgage Corp.	3.000	12/01/46	884	865,791
Federal Home Loan Mortgage Corp.	3.000	01/01/47	1,886	1,847,258
Federal Home Loan Mortgage Corp.	3.500	08/01/26	369	375,701
Federal Home Loan Mortgage Corp.	3.500	01/01/27	193	196,497
Federal Home Loan Mortgage Corp.	3.500	11/01/37	718	725,701
Federal Home Loan Mortgage Corp.	3.500	06/01/42	1,741	1,757,104
Federal Home Loan Mortgage Corp.	3.500	06/01/43	1,275	1,287,236
Federal Home Loan Mortgage Corp.	3.500	08/01/47	939	940,845
Federal Home Loan Mortgage Corp.	3.500	10/01/47	467	468,333
Federal Home Loan Mortgage Corp.	4.000	06/01/26	120	123,974
Federal Home Loan Mortgage Corp.	4.000	09/01/26	328	337,061
Federal Home Loan Mortgage Corp.	4.000	11/01/39	1,173	1,207,282
Federal Home Loan Mortgage Corp.	4.000	09/01/40	827	851,443
Federal Home Loan Mortgage Corp.	4.000	12/01/40	448	461,517
Federal Home Loan Mortgage Corp.	4.000	12/01/40	633	651,637
Federal Home Loan Mortgage Corp.	4.000	04/01/42	1,495	1,538,913
Federal Home Loan Mortgage Corp.	4.000	05/01/46	2,024	2,071,731
Federal Home Loan Mortgage Corp.	4.000	08/01/46	415	424,620
Federal Home Loan Mortgage Corp.	4.000	12/01/46	421	430,442
Federal Home Loan Mortgage Corp.	4.000	08/01/47	469	479,938
Federal Home Loan Mortgage Corp.	4.000	08/01/47	1,440	1,473,684
Federal Home Loan Mortgage Corp.	4.000	06/01/48	507	518,361
Federal Home Loan Mortgage Corp.	4.000	07/01/48	959	979,212
Federal Home Loan Mortgage Corp.	4.000	11/01/48	491	501,127
Federal Home Loan Mortgage Corp.	4.500	09/01/39	1,730	1,819,856
Federal Home Loan Mortgage Corp.	4.500	07/01/47	456	472,730
Federal Home Loan Mortgage Corp.	4.500	07/01/47	461	478,040
Federal Home Loan Mortgage Corp.	5.000	06/01/33	727	777,575
Federal Home Loan Mortgage Corp.	5.000	03/01/34	73	78,542
Federal Home Loan Mortgage Corp.	5.000	05/01/34	81	86,394
Federal Home Loan Mortgage Corp.	5.000	05/01/34	973	1,040,372
Federal Home Loan Mortgage Corp.	5.000	02/01/48	474	497,639
Federal Home Loan Mortgage Corp.	5.500	05/01/37	110	120,047
Federal Home Loan Mortgage Corp.	5.500	01/01/38	99	107,996
Federal Home Loan Mortgage Corp.	6.000	12/01/33	58	64,070
Federal Home Loan Mortgage Corp.	6.000	09/01/34	145	156,264
Federal Home Loan Mortgage Corp.	6.500	09/01/32	47	51,701

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	139	$152,434
Federal Home Loan Mortgage Corp.	7.000		09/01/32	31	31,645
Federal Home Loan Mortgage Corp.	8.000		03/01/22	10	10,044
Federal Home Loan Mortgage Corp.	8.000		08/01/22	2	2,416
Federal Home Loan Mortgage Corp.	8.500		09/01/19	1	663
Federal Home Loan Mortgage Corp., MTN	2.750		06/19/23	160	161,109
Federal Home Loan Mortgage Corp., MTN	3.208	(s)	12/11/25	1,100	897,183
Federal National Mortgage Assoc.	1.000		10/24/19	5,000	4,950,365
Federal National Mortgage Assoc.	1.875		09/24/26	520	484,779
Federal National Mortgage Assoc.	2.000		08/01/31	601	577,265
Federal National Mortgage Assoc.	2.375		01/19/23	205	203,804
Federal National Mortgage Assoc.	2.500		08/01/28	718	708,230
Federal National Mortgage Assoc.	2.500		08/01/29	161	158,644
Federal National Mortgage Assoc.	2.500		11/01/31	420	412,811
Federal National Mortgage Assoc.	2.500		02/01/43	313	298,241
Federal National Mortgage Assoc.	2.500		12/01/46	1,415	1,343,972
Federal National Mortgage Assoc.	2.875		09/12/23	690	698,429
Federal National Mortgage Assoc.	3.000		01/01/27	693	694,358
Federal National Mortgage Assoc.	3.000		08/01/28	1,279	1,279,316
Federal National Mortgage Assoc.	3.000		02/01/31	2,659	2,656,425
Federal National Mortgage Assoc.	3.000		01/01/32	368	367,583
Federal National Mortgage Assoc.	3.000		11/01/36	1,573	1,560,313
Federal National Mortgage Assoc.	3.000		12/01/42	1,353	1,329,770
Federal National Mortgage Assoc.	3.000		02/01/43	833	818,987
Federal National Mortgage Assoc.	3.000		03/01/43	403	395,736
Federal National Mortgage Assoc.	3.000		04/01/43	763	750,227
Federal National Mortgage Assoc.	3.000		06/01/43	424	416,988
Federal National Mortgage Assoc.	3.000		06/01/43	936	919,724
Federal National Mortgage Assoc.	3.000		07/01/43	2,515	2,471,337
Federal National Mortgage Assoc.	3.000		01/01/47	1,206	1,179,397
Federal National Mortgage Assoc.	3.500		09/01/26	229	232,870
Federal National Mortgage Assoc.	3.500		03/01/27	576	586,249
Federal National Mortgage Assoc.	3.500		12/01/30	110	111,746
Federal National Mortgage Assoc.	3.500		02/01/33	240	244,006
Federal National Mortgage Assoc.	3.500		05/01/33	549	557,985
Federal National Mortgage Assoc.	3.500		10/01/41	2,633	2,656,116
Federal National Mortgage Assoc.	3.500		12/01/41	720	726,094
Federal National Mortgage Assoc.	3.500		03/01/42	698	703,867
Federal National Mortgage Assoc.	3.500		05/01/42	3,267	3,295,376
Federal National Mortgage Assoc.	3.500		12/01/42	1,704	1,718,576
Federal National Mortgage Assoc.	3.500		03/01/43	814	820,811
Federal National Mortgage Assoc.	3.500		06/01/45	6,758	6,789,581
Federal National Mortgage Assoc.	3.500		12/01/46	2,165	2,172,005
Federal National Mortgage Assoc.	3.500		11/01/47	833	833,763
Federal National Mortgage Assoc.	4.000		09/01/40	1,358	1,396,652

See Notes to Financial Statements.

PGIM Government Income Fund	21

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	01/01/41	1,746		$1,796,198
Federal National Mortgage Assoc.	4.000	07/01/42	460		473,254
Federal National Mortgage Assoc.	4.000	09/01/44	1,437		1,472,707
Federal National Mortgage Assoc.	4.000	06/01/47	492		502,740
Federal National Mortgage Assoc.	4.000	10/01/47	462		472,488
Federal National Mortgage Assoc.	4.000	10/01/47	935		955,741
Federal National Mortgage Assoc.	4.000	12/01/47	971		993,156
Federal National Mortgage Assoc.	4.000	06/01/48	729		743,789
Federal National Mortgage Assoc.	4.500	01/01/20	10		9,920
Federal National Mortgage Assoc.	4.500	04/01/41	1,488		1,563,302
Federal National Mortgage Assoc.	4.500	01/01/45	364		379,301
Federal National Mortgage Assoc.	4.500	06/01/48	1,176		1,217,350
Federal National Mortgage Assoc.	5.000	11/01/19	10		10,467
Federal National Mortgage Assoc.	5.000	12/01/31	68		71,283
Federal National Mortgage Assoc.	5.000	03/01/34	395		423,207
Federal National Mortgage Assoc.	5.000	07/01/35	156		166,147
Federal National Mortgage Assoc.	5.000	09/01/35	79		84,330
Federal National Mortgage Assoc.	5.000	11/01/35	102		108,818
Federal National Mortgage Assoc.	5.000	05/01/36	61		64,925
Federal National Mortgage Assoc.	5.500	02/01/34	368		399,962
Federal National Mortgage Assoc.	5.500	09/01/34	691		751,122
Federal National Mortgage Assoc.	5.500	02/01/35	580		630,473
Federal National Mortgage Assoc.	5.500	06/01/35	116		123,442
Federal National Mortgage Assoc.	5.500	06/01/35	193		204,334
Federal National Mortgage Assoc.	5.500	09/01/35	109		115,103
Federal National Mortgage Assoc.	5.500	09/01/35	261		277,285
Federal National Mortgage Assoc.	5.500	10/01/35	376		408,963
Federal National Mortgage Assoc.	5.500	11/01/35	469		500,645
Federal National Mortgage Assoc.	5.500	11/01/35	893		971,296
Federal National Mortgage Assoc.	5.500	11/01/36	11		11,509
Federal National Mortgage Assoc.	6.000	08/01/21	14		14,000
Federal National Mortgage Assoc.	6.000	09/01/21	12		12,640
Federal National Mortgage Assoc.	6.000	07/01/22	1		1,256
Federal National Mortgage Assoc.	6.000	09/01/33	1		615
Federal National Mortgage Assoc.	6.000	11/01/33	—	(r)	483
Federal National Mortgage Assoc.	6.000	02/01/34	—	(r)	298
Federal National Mortgage Assoc.	6.000	06/01/34	—	(r)	161
Federal National Mortgage Assoc.	6.000	09/01/34	—	(r)	307
Federal National Mortgage Assoc.	6.000	09/01/34	21		23,487
Federal National Mortgage Assoc.	6.000	09/01/34	27		28,537
Federal National Mortgage Assoc.	6.000	11/01/34	4		4,391
Federal National Mortgage Assoc.	6.000	11/01/34	30		32,407
Federal National Mortgage Assoc.	6.000	02/01/35	1		1,342
Federal National Mortgage Assoc.	6.000	03/01/35	19		20,975
Federal National Mortgage Assoc.	6.000	04/01/35	1		902

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.000%	12/01/35	125	$134,091
Federal National Mortgage Assoc.	6.000	01/01/36	243	261,521
Federal National Mortgage Assoc.	6.000	05/01/36	101	111,564
Federal National Mortgage Assoc.	6.000	05/01/36	457	503,214
Federal National Mortgage Assoc.	6.250	05/15/29	210	267,320
Federal National Mortgage Assoc.	6.500	07/01/32	731	819,645
Federal National Mortgage Assoc.	6.500	08/01/32	239	262,659
Federal National Mortgage Assoc.	6.500	09/01/32	88	96,792
Federal National Mortgage Assoc.	6.500	10/01/32	92	100,840
Federal National Mortgage Assoc.	6.500	10/01/32	658	736,472
Federal National Mortgage Assoc.	6.500	10/01/37	329	367,983
Federal National Mortgage Assoc.	6.625	11/15/30	580	775,579
Federal National Mortgage Assoc.	7.000	05/01/24	3	3,187
Federal National Mortgage Assoc.	7.000	05/01/24	4	4,032
Federal National Mortgage Assoc.	7.000	05/01/24	10	10,209
Federal National Mortgage Assoc.	7.000	05/01/24	17	16,737
Federal National Mortgage Assoc.	7.000	05/01/24	19	19,493
Federal National Mortgage Assoc.	7.000	05/01/24	79	85,007
Federal National Mortgage Assoc.	7.000	12/01/31	1	1,243
Federal National Mortgage Assoc.	7.000	12/01/31	314	353,557
Federal National Mortgage Assoc.	7.000	09/01/33	67	68,098
Federal National Mortgage Assoc.	7.000	10/01/33	32	31,668
Federal National Mortgage Assoc.	7.000	11/01/33	11	11,451
Federal National Mortgage Assoc.	7.000	11/01/33	70	70,973
Federal National Mortgage Assoc.	7.000	02/01/36	6	6,307
Federal National Mortgage Assoc.	9.000	04/01/25	4	3,803
Federal National Mortgage Assoc.	9.500	01/01/25	1	1,509
Federal National Mortgage Assoc.	9.500	01/01/25	2	2,390
Federal National Mortgage Assoc.	9.500	01/01/25	7	7,376
Federal National Mortgage Assoc.	9.500	02/01/25	1	1,329
Government National Mortgage Assoc.	2.500	12/20/46	579	555,227
Government National Mortgage Assoc.	3.000	03/15/45	2,437	2,410,167
Government National Mortgage Assoc.	3.000	10/20/46	400	395,559
Government National Mortgage Assoc.	3.000	02/20/47	6,665	6,587,937
Government National Mortgage Assoc.	3.500	04/20/42	404	410,251
Government National Mortgage Assoc.	3.500	01/20/43	2,261	2,293,519
Government National Mortgage Assoc.	3.500	04/20/43	1,044	1,058,934
Government National Mortgage Assoc.	3.500	03/20/45	1,985	2,006,438
Government National Mortgage Assoc.	3.500	04/20/45	1,119	1,130,930
Government National Mortgage Assoc.	3.500	07/20/46	4,263	4,307,758
Government National Mortgage Assoc.	3.500	01/20/47	904	912,823
Government National Mortgage Assoc.	3.500	03/20/47	444	448,098
Government National Mortgage Assoc.	4.000	02/20/41	535	553,970
Government National Mortgage Assoc.	4.000	06/20/44	1,164	1,204,608
Government National Mortgage Assoc.	4.000	08/20/44	349	359,120

See Notes to Financial Statements.

PGIM Government Income Fund	23

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%	11/20/45	797		$823,994
Government National Mortgage Assoc.	4.000	11/20/46	808		835,355
Government National Mortgage Assoc.	4.000	02/20/47	847		870,240
Government National Mortgage Assoc.	4.500	02/20/40	319		334,494
Government National Mortgage Assoc.	4.500	01/20/41	185		194,724
Government National Mortgage Assoc.	4.500	02/20/41	932		978,039
Government National Mortgage Assoc.	4.500	03/20/41	477		500,573
Government National Mortgage Assoc.	4.500	06/20/44	699		735,162
Government National Mortgage Assoc.	4.500	02/20/46	71		74,169
Government National Mortgage Assoc.	4.500	03/20/46	353		367,990
Government National Mortgage Assoc.	4.500	03/20/47	2,384		2,490,962
Government National Mortgage Assoc.	4.500	08/20/47	473		489,681
Government National Mortgage Assoc.	4.500	01/20/48	450		466,391
Government National Mortgage Assoc.	4.500	02/20/48	2,913		3,024,247
Government National Mortgage Assoc.	5.000	07/15/33	499		534,016
Government National Mortgage Assoc.	5.000	09/15/33	657		703,865
Government National Mortgage Assoc.	5.000	04/15/34	64		66,545
Government National Mortgage Assoc.	5.500	02/15/34	472		508,570
Government National Mortgage Assoc.	5.500	02/15/36	119		130,040
Government National Mortgage Assoc.	7.000	12/15/22	—	(r)	301
Government National Mortgage Assoc.	7.000	12/15/22	1		892
Government National Mortgage Assoc.	7.000	01/15/23	—	(r)	427
Government National Mortgage Assoc.	7.000	01/15/23	1		1,489
Government National Mortgage Assoc.	7.000	01/15/23	2		1,754
Government National Mortgage Assoc.	7.000	01/15/23	2		2,432
Government National Mortgage Assoc.	7.000	01/15/23	3		3,042
Government National Mortgage Assoc.	7.000	03/15/23	2		1,824
Government National Mortgage Assoc.	7.000	03/15/23	3		3,301
Government National Mortgage Assoc.	7.000	04/15/23	1		890
Government National Mortgage Assoc.	7.000	04/15/23	1		1,097
Government National Mortgage Assoc.	7.000	04/15/23	1		1,215
Government National Mortgage Assoc.	7.000	04/15/23	3		3,593
Government National Mortgage Assoc.	7.000	05/15/23	—	(r)	101
Government National Mortgage Assoc.	7.000	05/15/23	—	(r)	312
Government National Mortgage Assoc.	7.000	05/15/23	1		595
Government National Mortgage Assoc.	7.000	05/15/23	1		602
Government National Mortgage Assoc.	7.000	05/15/23	1		619
Government National Mortgage Assoc.	7.000	05/15/23	1		767
Government National Mortgage Assoc.	7.000	05/15/23	1		1,362
Government National Mortgage Assoc.	7.000	05/15/23	2		1,807
Government National Mortgage Assoc.	7.000	05/15/23	5		5,194
Government National Mortgage Assoc.	7.000	05/15/23	8		7,611
Government National Mortgage Assoc.	7.000	05/15/23	11		10,577
Government National Mortgage Assoc.	7.000	06/15/23	—	(r)	127
Government National Mortgage Assoc.	7.000	06/15/23	—	(r)	289

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	06/15/23	—	(r)	$385
Government National Mortgage Assoc.	7.000	06/15/23	1		956
Government National Mortgage Assoc.	7.000	06/15/23	1		1,267
Government National Mortgage Assoc.	7.000	06/15/23	1		1,466
Government National Mortgage Assoc.	7.000	06/15/23	2		1,747
Government National Mortgage Assoc.	7.000	06/15/23	3		3,302
Government National Mortgage Assoc.	7.000	07/15/23	—	(r)	238
Government National Mortgage Assoc.	7.000	07/15/23	—	(r)	297
Government National Mortgage Assoc.	7.000	07/15/23	—	(r)	462
Government National Mortgage Assoc.	7.000	07/15/23	1		652
Government National Mortgage Assoc.	7.000	07/15/23	1		700
Government National Mortgage Assoc.	7.000	07/15/23	1		996
Government National Mortgage Assoc.	7.000	07/15/23	1		1,309
Government National Mortgage Assoc.	7.000	07/15/23	2		1,659
Government National Mortgage Assoc.	7.000	07/15/23	3		2,632
Government National Mortgage Assoc.	7.000	07/15/23	3		3,351
Government National Mortgage Assoc.	7.000	07/15/23	14		14,311
Government National Mortgage Assoc.	7.000	08/15/23	—	(r)	133
Government National Mortgage Assoc.	7.000	08/15/23	—	(r)	313
Government National Mortgage Assoc.	7.000	08/15/23	1		513
Government National Mortgage Assoc.	7.000	08/15/23	1		572
Government National Mortgage Assoc.	7.000	08/15/23	1		608
Government National Mortgage Assoc.	7.000	08/15/23	1		886
Government National Mortgage Assoc.	7.000	08/15/23	1		938
Government National Mortgage Assoc.	7.000	08/15/23	1		1,331
Government National Mortgage Assoc.	7.000	08/15/23	2		1,553
Government National Mortgage Assoc.	7.000	08/15/23	2		1,737
Government National Mortgage Assoc.	7.000	08/15/23	2		2,217
Government National Mortgage Assoc.	7.000	08/15/23	3		2,681
Government National Mortgage Assoc.	7.000	08/15/23	3		3,140
Government National Mortgage Assoc.	7.000	08/15/23	4		3,918
Government National Mortgage Assoc.	7.000	08/15/23	4		4,523
Government National Mortgage Assoc.	7.000	08/15/23	5		4,808
Government National Mortgage Assoc.	7.000	08/15/23	6		5,714
Government National Mortgage Assoc.	7.000	09/15/23	1		603
Government National Mortgage Assoc.	7.000	09/15/23	1		643
Government National Mortgage Assoc.	7.000	09/15/23	1		937
Government National Mortgage Assoc.	7.000	09/15/23	1		985
Government National Mortgage Assoc.	7.000	09/15/23	1		1,056
Government National Mortgage Assoc.	7.000	09/15/23	1		1,316
Government National Mortgage Assoc.	7.000	09/15/23	8		8,001
Government National Mortgage Assoc.	7.000	09/15/23	32		32,734
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	188
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	206
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	282

See Notes to Financial Statements.

PGIM Government Income Fund	25

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	10/15/23	1		$559
Government National Mortgage Assoc.	7.000	10/15/23	1		720
Government National Mortgage Assoc.	7.000	10/15/23	1		770
Government National Mortgage Assoc.	7.000	10/15/23	1		1,097
Government National Mortgage Assoc.	7.000	10/15/23	1		1,202
Government National Mortgage Assoc.	7.000	10/15/23	1		1,298
Government National Mortgage Assoc.	7.000	10/15/23	1		1,430
Government National Mortgage Assoc.	7.000	10/15/23	1		1,509
Government National Mortgage Assoc.	7.000	10/15/23	1		1,524
Government National Mortgage Assoc.	7.000	10/15/23	2		1,571
Government National Mortgage Assoc.	7.000	10/15/23	2		1,691
Government National Mortgage Assoc.	7.000	10/15/23	2		1,871
Government National Mortgage Assoc.	7.000	10/15/23	2		2,211
Government National Mortgage Assoc.	7.000	10/15/23	3		2,670
Government National Mortgage Assoc.	7.000	10/15/23	3		2,981
Government National Mortgage Assoc.	7.000	10/15/23	3		3,458
Government National Mortgage Assoc.	7.000	10/15/23	4		3,659
Government National Mortgage Assoc.	7.000	10/15/23	4		4,060
Government National Mortgage Assoc.	7.000	10/15/23	4		4,495
Government National Mortgage Assoc.	7.000	10/15/23	6		6,139
Government National Mortgage Assoc.	7.000	10/15/23	6		6,337
Government National Mortgage Assoc.	7.000	10/15/23	10		10,679
Government National Mortgage Assoc.	7.000	10/15/23	13		12,859
Government National Mortgage Assoc.	7.000	10/15/23	32		32,838
Government National Mortgage Assoc.	7.000	10/15/23	35		35,298
Government National Mortgage Assoc.	7.000	11/15/23	—	(r)	272
Government National Mortgage Assoc.	7.000	11/15/23	—	(r)	383
Government National Mortgage Assoc.	7.000	11/15/23	—	(r)	475
Government National Mortgage Assoc.	7.000	11/15/23	1		673
Government National Mortgage Assoc.	7.000	11/15/23	1		831
Government National Mortgage Assoc.	7.000	11/15/23	1		946
Government National Mortgage Assoc.	7.000	11/15/23	1		1,231
Government National Mortgage Assoc.	7.000	11/15/23	1		1,262
Government National Mortgage Assoc.	7.000	11/15/23	1		1,281
Government National Mortgage Assoc.	7.000	11/15/23	2		1,541
Government National Mortgage Assoc.	7.000	11/15/23	2		1,951
Government National Mortgage Assoc.	7.000	11/15/23	3		2,866
Government National Mortgage Assoc.	7.000	11/15/23	3		3,102
Government National Mortgage Assoc.	7.000	11/15/23	4		4,177
Government National Mortgage Assoc.	7.000	11/15/23	4		4,345
Government National Mortgage Assoc.	7.000	11/15/23	4		4,472
Government National Mortgage Assoc.	7.000	11/15/23	5		4,879
Government National Mortgage Assoc.	7.000	11/15/23	5		4,991
Government National Mortgage Assoc.	7.000	11/15/23	6		5,893
Government National Mortgage Assoc.	7.000	11/15/23	6		6,148

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	11/15/23	12		$12,982
Government National Mortgage Assoc.	7.000	12/15/23	—	(r)	447
Government National Mortgage Assoc.	7.000	12/15/23	1		547
Government National Mortgage Assoc.	7.000	12/15/23	1		604
Government National Mortgage Assoc.	7.000	12/15/23	1		605
Government National Mortgage Assoc.	7.000	12/15/23	1		745
Government National Mortgage Assoc.	7.000	12/15/23	1		1,027
Government National Mortgage Assoc.	7.000	12/15/23	1		1,087
Government National Mortgage Assoc.	7.000	12/15/23	1		1,148
Government National Mortgage Assoc.	7.000	12/15/23	1		1,173
Government National Mortgage Assoc.	7.000	12/15/23	1		1,405
Government National Mortgage Assoc.	7.000	12/15/23	2		1,594
Government National Mortgage Assoc.	7.000	12/15/23	2		1,881
Government National Mortgage Assoc.	7.000	12/15/23	2		2,222
Government National Mortgage Assoc.	7.000	12/15/23	2		2,464
Government National Mortgage Assoc.	7.000	12/15/23	3		2,523
Government National Mortgage Assoc.	7.000	12/15/23	3		2,967
Government National Mortgage Assoc.	7.000	12/15/23	3		3,128
Government National Mortgage Assoc.	7.000	12/15/23	3		3,445
Government National Mortgage Assoc.	7.000	12/15/23	4		4,075
Government National Mortgage Assoc.	7.000	12/15/23	4		4,314
Government National Mortgage Assoc.	7.000	12/15/23	4		4,327
Government National Mortgage Assoc.	7.000	12/15/23	5		4,760
Government National Mortgage Assoc.	7.000	12/15/23	5		4,850
Government National Mortgage Assoc.	7.000	12/15/23	5		5,437
Government National Mortgage Assoc.	7.000	12/15/23	6		6,104
Government National Mortgage Assoc.	7.000	12/15/23	7		7,321
Government National Mortgage Assoc.	7.000	12/15/23	7		7,496
Government National Mortgage Assoc.	7.000	12/15/23	9		9,329
Government National Mortgage Assoc.	7.000	12/15/23	11		11,583
Government National Mortgage Assoc.	7.000	12/15/23	14		14,383
Government National Mortgage Assoc.	7.000	12/15/23	18		18,260
Government National Mortgage Assoc.	7.000	01/15/24	—	(r)	360
Government National Mortgage Assoc.	7.000	01/15/24	1		894
Government National Mortgage Assoc.	7.000	01/15/24	1		954
Government National Mortgage Assoc.	7.000	01/15/24	1		1,024
Government National Mortgage Assoc.	7.000	01/15/24	1		1,358
Government National Mortgage Assoc.	7.000	01/15/24	1		1,461
Government National Mortgage Assoc.	7.000	01/15/24	2		2,238
Government National Mortgage Assoc.	7.000	01/15/24	2		2,451
Government National Mortgage Assoc.	7.000	01/15/24	3		2,520
Government National Mortgage Assoc.	7.000	01/15/24	4		3,912
Government National Mortgage Assoc.	7.000	01/15/24	4		4,013
Government National Mortgage Assoc.	7.000	01/15/24	7		7,039
Government National Mortgage Assoc.	7.000	02/15/24	—	(r)	400

See Notes to Financial Statements.

PGIM Government Income Fund	27

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	02/15/24	1		$567
Government National Mortgage Assoc.	7.000	02/15/24	1		727
Government National Mortgage Assoc.	7.000	02/15/24	2		1,638
Government National Mortgage Assoc.	7.000	02/15/24	2		1,860
Government National Mortgage Assoc.	7.000	02/15/24	2		2,200
Government National Mortgage Assoc.	7.000	02/15/24	11		10,932
Government National Mortgage Assoc.	7.000	03/15/24	—	(r)	110
Government National Mortgage Assoc.	7.000	03/15/24	1		707
Government National Mortgage Assoc.	7.000	03/15/24	1		1,209
Government National Mortgage Assoc.	7.000	03/15/24	1		1,223
Government National Mortgage Assoc.	7.000	03/15/24	3		2,664
Government National Mortgage Assoc.	7.000	04/15/24	—	(r)	110
Government National Mortgage Assoc.	7.000	04/15/24	—	(r)	457
Government National Mortgage Assoc.	7.000	04/15/24	1		543
Government National Mortgage Assoc.	7.000	04/15/24	1		578
Government National Mortgage Assoc.	7.000	04/15/24	1		757
Government National Mortgage Assoc.	7.000	04/15/24	1		846
Government National Mortgage Assoc.	7.000	04/15/24	2		1,549
Government National Mortgage Assoc.	7.000	04/15/24	2		1,892
Government National Mortgage Assoc.	7.000	04/15/24	2		2,023
Government National Mortgage Assoc.	7.000	04/15/24	2		2,089
Government National Mortgage Assoc.	7.000	04/15/24	2		2,153
Government National Mortgage Assoc.	7.000	04/15/24	4		4,420
Government National Mortgage Assoc.	7.000	04/15/24	7		6,542
Government National Mortgage Assoc.	7.000	04/15/24	7		7,576
Government National Mortgage Assoc.	7.000	05/15/24	—	(r)	232
Government National Mortgage Assoc.	7.000	05/15/24	—	(r)	412
Government National Mortgage Assoc.	7.000	05/15/24	1		697
Government National Mortgage Assoc.	7.000	05/15/24	2		1,616
Government National Mortgage Assoc.	7.000	05/15/24	2		1,688
Government National Mortgage Assoc.	7.000	05/15/24	3		2,629
Government National Mortgage Assoc.	7.000	05/15/24	3		3,031
Government National Mortgage Assoc.	7.000	05/15/24	4		4,213
Government National Mortgage Assoc.	7.000	05/15/24	4		4,356
Government National Mortgage Assoc.	7.000	05/15/24	7		6,644
Government National Mortgage Assoc.	7.000	05/15/24	7		6,989
Government National Mortgage Assoc.	7.000	05/15/24	9		9,552
Government National Mortgage Assoc.	7.000	06/15/24	—	(r)	318
Government National Mortgage Assoc.	7.000	06/15/24	—	(r)	388
Government National Mortgage Assoc.	7.000	06/15/24	1		926
Government National Mortgage Assoc.	7.000	06/15/24	1		936
Government National Mortgage Assoc.	7.000	06/15/24	1		1,493
Government National Mortgage Assoc.	7.000	06/15/24	3		3,119
Government National Mortgage Assoc.	7.000	06/15/24	3		3,546
Government National Mortgage Assoc.	7.000	06/15/24	4		3,920

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	06/15/24	7		$6,827
Government National Mortgage Assoc.	7.000	06/15/24	9		9,440
Government National Mortgage Assoc.	7.000	07/15/24	2		1,591
Government National Mortgage Assoc.	7.000	07/15/24	3		2,778
Government National Mortgage Assoc.	7.000	10/15/24	2		2,435
Government National Mortgage Assoc.	7.000	02/15/29	7		6,843
Government National Mortgage Assoc.	7.500	01/15/23	—	(r)	77
Government National Mortgage Assoc.	7.500	01/15/23	—	(r)	313
Government National Mortgage Assoc.	7.500	03/15/23	1		882
Government National Mortgage Assoc.	7.500	05/15/23	1		529
Government National Mortgage Assoc.	7.500	05/15/23	4		4,622
Government National Mortgage Assoc.	7.500	06/15/23	—	(r)	328
Government National Mortgage Assoc.	7.500	07/15/23	—	(r)	113
Government National Mortgage Assoc.	7.500	07/15/23	—	(r)	202
Government National Mortgage Assoc.	7.500	09/15/23	3		2,703
Government National Mortgage Assoc.	7.500	10/15/23	4		3,729
Government National Mortgage Assoc.	7.500	10/15/23	8		8,882
Government National Mortgage Assoc.	7.500	11/15/23	1		716
Government National Mortgage Assoc.	7.500	11/15/23	9		9,319
Government National Mortgage Assoc.	7.500	12/15/23	1		662
Government National Mortgage Assoc.	7.500	12/15/23	3		2,642
Government National Mortgage Assoc.	7.500	01/15/24	2		1,519
Government National Mortgage Assoc.	7.500	01/15/24	2		2,377
Government National Mortgage Assoc.	7.500	01/15/24	3		2,855
Government National Mortgage Assoc.	7.500	01/15/24	12		12,043
Government National Mortgage Assoc.	7.500	01/15/24	12		12,351
Government National Mortgage Assoc.	7.500	02/15/24	1		945
Government National Mortgage Assoc.	7.500	02/15/24	11		11,485
Government National Mortgage Assoc.	7.500	03/15/24	1		660
Government National Mortgage Assoc.	7.500	03/15/24	3		3,153
Government National Mortgage Assoc.	7.500	04/15/24	3		2,566
Government National Mortgage Assoc.	7.500	04/15/24	3		2,692
Government National Mortgage Assoc.	7.500	04/15/24	6		6,219
Government National Mortgage Assoc.	7.500	05/15/24	1		565
Government National Mortgage Assoc.	7.500	05/15/24	1		893
Government National Mortgage Assoc.	7.500	06/15/24	1		1,290
Government National Mortgage Assoc.	7.500	06/15/24	2		1,987
Government National Mortgage Assoc.	7.500	06/15/24	4		3,932
Government National Mortgage Assoc.	7.500	06/15/24	5		5,375
Government National Mortgage Assoc.	7.500	07/15/24	5		4,975
Government National Mortgage Assoc.	7.500	07/15/24	12		11,664
Government National Mortgage Assoc.	8.500	04/15/25	117		129,420
Government National Mortgage Assoc.	9.500	07/20/21	—	(r)	20
Government National Mortgage Assoc.	9.500	08/20/21	4		3,864

See Notes to Financial Statements.

PGIM Government Income Fund	29

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Hashemite Kingdom of Jordan Government, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25		2,669	$2,681,179
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	3.141	(s)	05/15/23		600	533,791
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	3.329	(s)	05/15/25		1,000	833,341
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500		09/18/23		2,700	3,020,092
Residual Funding Corp. Strips Principal, Bonds, PO	2.862	(s)	01/15/30		1,260	888,245
Residual Funding Corp. Strips Principal, Bonds, PO	3.139	(s)	04/15/30		2,280	1,594,256
Resolution Funding Corp. Strips Interest, Bonds, IO	2.671	(s)	04/15/22		800	735,659
Resolution Funding Corp. Strips Interest, Bonds, IO	3.657	(s)	04/15/30		1,000	699,235
Tennessee Valley Authority, Series A, Sr. Unsec’d. Notes	2.875		02/01/27		335	332,733
Tennessee Valley Authority, Series E, Sr. Unsec’d. Notes	6.750		11/01/25		1,300	1,598,237
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.250		03/15/20		650	647,990
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.880		04/01/36		170	219,925
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30		1,170	1,597,004

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $168,860,746)						167,486,467

U.S. TREASURY OBLIGATIONS 28.7%
U.S. Treasury Bonds	2.500		02/15/45		400	358,000
U.S. Treasury Bonds	3.375		11/15/48		435	459,809
U.S. Treasury Bonds	3.750		11/15/43		2,185	2,440,287
U.S. Treasury Bonds	5.250		11/15/28		1,040	1,262,909
U.S. Treasury Notes	1.375		08/31/20		3,465	3,405,445
U.S. Treasury Notes	1.750		05/15/23	(k)	4,815	4,667,729
U.S. Treasury Notes	1.875		04/30/22		4,418	4,335,853
U.S. Treasury Notes	2.000		06/30/24		825	802,474
U.S. Treasury Notes	2.125		09/30/21		15,715	15,567,058
U.S. Treasury Notes	2.125		06/30/22		2,840	2,806,608
U.S. Treasury Notes	2.125		02/29/24		2,125	2,084,741
U.S. Treasury Notes	2.125		05/15/25	(k)	18,185	17,696,278
U.S. Treasury Notes	2.250		12/31/24		3,485	3,424,285
U.S. Treasury Notes	2.250		11/15/27		7,140	6,898,188
U.S. Treasury Notes	2.375		02/29/24		9,565	9,504,845
U.S. Treasury Notes	2.375		08/15/24		7,695	7,624,663
U.S. Treasury Notes	2.500		01/31/21		2,650	2,648,654
U.S. Treasury Notes	2.500		02/15/22		1,500	1,500,645
U.S. Treasury Notes	2.500		01/31/24		405	404,747
U.S. Treasury Notes	2.750		11/30/20		4,450	4,465,123
U.S. Treasury Notes	2.750		04/30/23		8,020	8,093,621
U.S. Treasury Strips Coupon	1.881	(s)	05/15/31		1,100	775,338
U.S. Treasury Strips Coupon	1.898	(s)	08/15/29		1,100	817,762
U.S. Treasury Strips Coupon	2.100	(s)	11/15/35		2,200	1,334,873
U.S. Treasury Strips Coupon	2.184	(s)	02/15/28		695	541,762
U.S. Treasury Strips Coupon	2.241	(s)	05/15/28		345	266,840

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.264	%(s)	08/15/40		2,200	$1,129,332
U.S. Treasury Strips Coupon	2.280	(s)	02/15/29		345	260,918
U.S. Treasury Strips Coupon	2.384	(s)	05/15/29		710	531,424
U.S. Treasury Strips Coupon	2.404	(s)	08/15/21		3,185	2,990,643
U.S. Treasury Strips Coupon	2.499	(s)	02/15/22	(k)	1,675	1,553,437
U.S. Treasury Strips Coupon	2.581	(s)	08/15/24		2,110	1,832,837
U.S. Treasury Strips Coupon	3.143	(s)	08/15/27		920	727,737
U.S. Treasury Strips Principal, PO	2.620	(s)	05/15/43		1,140	534,818
U.S. Treasury Strips Principal, PO	2.993	(s)	11/15/43		440	202,864
U.S. Treasury Strips Principal, PO	3.429	(s)	08/15/43		2,480	1,154,187

TOTAL U.S. TREASURY OBLIGATIONS (cost $116,078,953)						115,106,734

TOTAL LONG-TERM INVESTMENTS (cost $394,445,876)						392,580,564

					Shares

SHORT-TERM INVESTMENTS 1.3%

AFFILIATED MUTUAL FUND 1.2%
PGIM Core Ultra Short Bond Fund (cost $5,030,408)(w)					5,030,408	5,030,408

OPTIONS PURCHASED*~ 0.1% (cost $20,693)						260,562

TOTAL SHORT-TERM INVESTMENTS (cost $5,051,101)						5,290,970

TOTAL INVESTMENTS 99.1% (cost $399,496,977)						397,871,534
Other assets in excess of liabilities(z) 0.9%						3,812,495

NET ASSETS 100.0%						$401,684,029

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

CLO—Collateralized Loan Obligation

CMS—Constant Maturity Swap

FHLMC—Federal Home Loan Mortgage Corporation

IO—Interest Only (Principal amount represents notional)

See Notes to Financial Statements.

PGIM Government Income Fund	31

Schedule of Investments (continued)

as of February 28, 2019

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PO—Principal Only

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(71,607) and (0.0)% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $3,505,293)	3.500%	TBA	03/13/19	(3,500)	$(3,501,641)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	1,200	$4,921
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	1,800	7,914
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	2,178	15,396
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	2,118	14,976
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	5,296	35,684
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	10,512	79,801
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	10,660	83,558
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	2,118	18,312

Total Options Purchased (cost $20,693)							$260,562

See Notes to Financial Statements.

32

Futures contracts outstanding at February 28, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
353	2 Year U.S. Treasury Notes	Jun. 2019	$74,904,945	$(41,267)
86	5 Year U.S. Treasury Notes	Jun. 2019	9,852,375	(15,310)
51	10 Year U.S. Treasury Notes	Jun. 2019	6,222,000	(20,933)
244	10 Year U.S. Ultra Treasury Notes	Jun. 2019	31,586,563	(167,336)
351	30 Year U.S. Ultra Treasury Bonds	Jun. 2019	56,017,406	(816,055)

				(1,060,901)

	Short Position:
354	20 Year U.S. Treasury Bonds	Jun. 2019	51,141,938	478,254

				$(582,647)

Forward rate agreements outstanding at February 28, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
15,100	03/14/19	—(3)	—(3)	$(2,417)	$—	$(2,417)	J.P. Morgan Securities LLC
36,100	03/21/19	—(4)	—(4)	(69,190)	—	(69,190)	J.P. Morgan Securities LLC

				$(71,607)	$—	$(71,607)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payments based on CMM102 minus 7 Year CMS minus 1.358% upon termination.
(4)	The Fund pays or receives payments based on CMM102 minus 7 Year CMS minus 1.342% upon termination.

Interest rate swap agreements outstanding at February 28, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
20,905	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	$7,832	$121,129	$113,297
8,455	03/23/21	2.369%(A)	1 Day USOIS(1)(A)	—	(28,160)	(28,160)
22,835	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	(7,171)	476,046	483,217
8,110	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	21,190	60,564	39,374
6,650	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(38,510)	(38,510)
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(4,960)	(4,960)
3,684	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(2,549)	(113,455)	(110,906)
1,905	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(56,823)	(56,823)

See Notes to Financial Statements.

PGIM Government Income Fund	33

Schedule of Investments (continued)

as of February 28, 2019

Interest rate swap agreements outstanding at February 28, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
1,780	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	$1,404	$(53,423)	$(54,827)
8,016	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	501	(242,714)	(243,215)
11,445	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	115,326	304,121	188,795
4,745	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	53,761	185,134	131,373
1,575	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,997	52,792	50,795
795	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	22,811	22,811
2,625	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(1,635)	55,522	57,157
525	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	11,284	11,284
14,338	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(216,192)	(204,370)	11,822
6,394	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(28,425)	(70,246)	(41,821)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	4,879	4,879

				$(53,961)	$481,621	$535,582

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(71,607)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$—	$4,735,517

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

34

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$18,543,906	$—
Commercial Mortgage-Backed Securities	—	83,573,689	—
Corporate Bonds	—	6,770,722	—
Municipal Bond	—	798,234	—
Residential Mortgage-Backed Securities	—	300,812	—
U.S. Government Agency Obligations	—	167,486,467	—
U.S. Treasury Obligations	—	115,106,734	—
Affiliated Mutual Fund	5,030,408	—	—
Options Purchased	—	260,562	—
Other Financial Instruments*
Forward Commitment Contract	—	(3,501,641)	—
Futures Contracts	(582,647)	—	—
OTC Forward Rate Agreements	—	—	(71,607)
Centrally Cleared Interest Rate Swap Agreements	—	535,582	—

Total	$4,447,761	$389,875,067	$(71,607)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	41.7%
U.S. Treasury Obligations	28.7
Commercial Mortgage-Backed Securities	20.8
Collateralized Loan Obligations	4.6
Diversified Financial Services	1.7
Affiliated Mutual Fund	1.2
Municipal Bond	0.2
Residential Mortgage-Backed Securities	0.1%
Options Purchased	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2019 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Government Income Fund	35

Schedule of Investments (continued)

as of February 28, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$478,254	*	Due from/to broker—variation margin futures	$1,060,901	*
Interest rate contracts	Due from/to broker—variation margin swaps	1,114,804	*	Due from/to broker—variation margin swaps	579,222	*
Interest rate contracts	Unaffiliated investments	260,562		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	71,607

		$1,853,620			$1,711,730

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(225,363)	$19,398	$1,540,740	$1,509,333

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$239,869	$(1,051,610)	$(71,607)	$(2,396,752)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 28, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$40,660	$63,600	$193,823,329	$76,676,714

See Notes to Financial Statements.

36

Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$10,240,000	$630,000	$892,587,640

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$199,043	$—	$199,043	$(199,043)	$—
Barclays Bank PLC	56,598	—	56,598	—	56,598
J.P. Morgan Securities LLC	—	(71,607)	(71,607)	—	(71,607)
Morgan Stanley & Co. International PLC	4,921	—	4,921	—	4,921

	$260,562	$(71,607)	$188,955	$(199,043)	$(10,088)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Government Income Fund	37

Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value:
Unaffiliated investments (cost $394,466,569)	$392,841,126
Affiliated investments (cost $5,030,408)	5,030,408
Receivable for investments sold	3,880,498
Receivable for Fund shares sold	2,656,619
Dividends and interest receivable	1,673,401
Due from broker—variation margin swaps	123,568
Prepaid expenses	1,851

Total Assets	406,207,471

Liabilities
Forward commitment contracts, at value (proceeds receivable $3,505,293)	3,501,641
Payable for Fund shares reacquired	260,113
Due to broker—variation margin futures	213,416
Management fee payable	152,439
Accrued expenses and other liabilities	131,526
Unrealized depreciation on OTC forward rate agreements	71,607
Dividends payable	68,631
Distribution fee payable	61,479
Affiliated transfer agent fee payable	52,777
Payable for investments purchased	9,813

Total Liabilities	4,523,442

Net Assets	$401,684,029

Net assets were comprised of:
Common stock, at par	$430,909
Paid-in capital in excess of par	411,669,732
Total distributable earnings (loss)	(10,416,612)

Net assets, February 28, 2019	$401,684,029

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share, ($256,350,589 ÷ 27,483,288 shares of common stock issued and outstanding)	$9.33
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price to public	$9.77

Class B
Net asset value, offering price and redemption price per share,
($741,778 ÷ 79,397 shares of common stock issued and outstanding)	$9.34

Class C
Net asset value, offering price and redemption price per share,
($8,676,529 ÷ 928,105 shares of common stock issued and outstanding)	$9.35

Class R
Net asset value, offering price and redemption price per share,
($12,197,705 ÷ 1,305,673 shares of common stock issued and outstanding)	$9.34

Class Z
Net asset value, offering price and redemption price per share,
($70,337,507 ÷ 7,556,232 shares of common stock issued and outstanding)	$9.31

Class R6
Net asset value, offering price and redemption price per share,
($53,379,921 ÷ 5,738,234 shares of common stock issued and outstanding)	$9.30

See Notes to Financial Statements.

PGIM Government Income Fund	39

Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Interest income	$11,023,221
Affiliated dividend income	131,190

Total income	11,154,411

Expenses
Management fee	2,020,644
Distribution fee(a)	872,984
Transfer agent’s fees and expenses (including affiliated expense of $238,738)(a)	730,866
Custodian and accounting fees	150,424
Registration fees(a)	98,495
Shareholders’ reports	53,384
Audit fee	36,980
Legal fees and expenses	21,691
Directors’ fees	20,014
Miscellaneous	18,615

Total expenses	4,024,097
Less: Fee waiver and/or expense reimbursement(a)	(16,103)
Distribution fee waiver(a)	(33,028)

Net expenses	3,974,966

Net investment income (loss)	7,179,445

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(4,475,085)
Futures transactions	1,540,740
Options written transactions	19,398
Swap agreement transactions	1,509,333

(1,405,614)

Net change in unrealized appreciation (depreciation) on:
Investments	8,008,939
Futures	(1,051,610)
Forward rate agreements	(71,607)
Swap agreements	(2,396,752)

4,488,970

Net gain (loss) on investment transactions	3,083,356

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,262,801

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	678,611	9,165	86,123	99,085	—	—
Transfer agent’s fees and expenses	614,702	5,828	11,960	26,351	71,645	380
Registration fees	17,962	14,456	16,985	15,956	15,824	17,312
Fee waiver and/or expense reimbursement	—	(16,103)	—	—	—	—
Distribution fee waiver	—	—	—	(33,028)	—	—

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended February 28,
	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,179,445	$6,377,493
Net realized gain (loss) on investment transactions	(1,405,614)	(3,575,898)
Net change in unrealized appreciation (depreciation) on investments	4,488,970	(4,596,515)

Net increase (decrease) in net assets resulting from operations	10,262,801	(1,794,920)

Dividends and Distributions
Distributions from distributable earnings*
Class A	(5,577,617)	—
Class B	(9,739)	—
Class C	(103,619)	—
Class R	(227,122)	—
Class Z	(1,468,927)	—
Class R6	(1,218,966)	—

	(8,605,990)	—

Dividends from net investment income*
Class A		(5,155,183)
Class B		(12,479)
Class C		(86,388)
Class R		(199,734)
Class Z		(1,766,595)
Class R6		(804,047)

	*	(8,024,426)

Distributions from net realized gains*
Class A		(1,607,061)
Class B		(8,284)
Class C		(52,194)
Class R		(73,887)
Class Z		(481,561)
Class R6		(177,783)

	*	(2,400,770)

See Notes to Financial Statements.

PGIM Government Income Fund	41

Statements of Changes in Net Assets (continued)

	Year Ended February 28,

	2019		2018

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$108,079,757	$70,444,105
Net asset value of shares issued in reinvestment of dividends and distributions		7,465,588	8,958,431
Cost of shares reacquired		(144,980,376)	(126,184,108)

Net increase (decrease) in net assets from Fund share transactions		(29,435,031)	(46,781,572)

Total increase (decrease)		(27,778,220)	(59,001,688)

Net Assets:
Beginning of year		429,462,249	488,463,937

End of year(a)		$401,684,029	$429,462,249

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$457,004

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

42

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: PGIM Government Income Fund and PGIM Floating Rate Income Fund. These financial statements relate only to the PGIM Government Income Fund (the “Fund’). Effective June 11, 2018, the names of the Fund and the other fund which comprises the Company were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek high current return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Company’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Government Income Fund	43

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

44

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option,

PGIM Government Income Fund	45

Notes to Financial Statements (continued)

it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

46

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

PGIM Government Income Fund	47

Notes to Financial Statements (continued)

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in

48

net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

PGIM Government Income Fund	49

Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the

50

Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to and including $1 billion, 0.45% of the Fund’s average daily net assets of the next $1 billion, 0.35% of the Fund’s average daily net assets of the next $1 billion, and 0.30% of the average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended February 28, 2019.

The Manager has contractually agreed, through June 30, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 2.03% of average daily net assets for Class B shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective March 1, 2019 this waiver agreement was extended through June 30, 2020.

Where applicable, the Manager voluntarily agreed through February 28, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective March 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if

PGIM Government Income Fund	51

Notes to Financial Statements (continued)

such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A , Class C and Class R shares, respectively. PIMS has contractually agreed through June 30, 2020 to limit such expenses to 0.50% of the average daily net assets of the R shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, 0.80% of the next $1 billion of such assets and 0.50% of such assets in excess of $4 billion. The effective distribution fee rate for Class B was 1% for the year ended February 28, 2019.

PIMS has advised the Fund that it received $73,782 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2019, it received $608 and $94 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent.

52

Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2019, were $255,979,309 and $264,667,690, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$14,788,490	$173,895,134	$183,653,216	$—	$—	$5,030,408	5,030,408	$131,190

*	The Fund did not have any capital gain distributions during the reporting period.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

PGIM Government Income Fund	53

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund was $8,605,990 of ordinary income. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $9,001,362 of ordinary income and $1,423,834 of long-term capital gains.

As of February 28, 2019, the accumulated undistributed earnings on a tax basis was $561,465 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$396,943,932	$3,515,953	$(6,208,664)	$(2,692,711)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, the difference in the treatment of premium amortization for book and tax purposes and appreciation (depreciation) of swaps, options and futures.

For federal income tax purposes, the Fund had a capital loss carryfoward of approximately $8,217,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are

54

subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2.5 billion shares of common stock, $0.01 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class R, Class T, Class Z and Class R6 common stock, each of which consists of 230 million, 5 million, 495 million, 500 million, 270 million, 500 million and 500 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of February 28, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,203,278 Class R6 shares of the Fund. At reporting period end, four shareholders of record, each holding greater than 5% of the Fund, held 42% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	4,108,082	$38,151,629
Shares issued in reinvestment of dividends and distributions	496,137	4,601,225
Shares reacquired	(8,211,919)	(76,161,253)

Net increase (decrease) in shares outstanding before conversion	(3,607,700)	(33,408,399)
Shares issued upon conversion from other share class(es)	58,771	544,054
Shares reacquired upon conversion into other share class(es)	(93,881)	(870,450)

Net increase (decrease) in shares outstanding	(3,642,810)	$(33,734,795)

Year ended February 28, 2018:
Shares sold	2,569,711	$24,511,457
Shares issued in reinvestment of dividends and distributions	582,955	5,559,746
Shares reacquired	(6,418,474)	(61,196,268)

Net increase (decrease) in shares outstanding before conversion	(3,265,808)	(31,125,065)
Shares issued upon conversion from other share class(es)	54,207	517,919
Shares reacquired upon conversion into other share class(es)	(100,707)	(963,228)

Net increase (decrease) in shares outstanding	(3,312,308)	$(31,570,374)

PGIM Government Income Fund	55

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended February 28, 2019:
Shares sold	14,505	$134,683
Shares issued in reinvestment of dividends and distributions	894	8,298
Shares reacquired	(16,981)	(157,705)

Net increase (decrease) in shares outstanding before conversion	(1,582)	(14,724)
Shares reacquired upon conversion into other share class(es)	(47,283)	(438,477)

Net increase (decrease) in shares outstanding	(48,865)	$(453,201)

Year ended February 28, 2018:
Shares sold	5,465	$52,108
Shares issued in reinvestment of dividends and distributions	1,826	17,463
Shares reacquired	(43,268)	(413,237)

Net increase (decrease) in shares outstanding before conversion	(35,977)	(343,666)
Shares reacquired upon conversion into other share class(es)	(42,089)	(402,450)

Net increase (decrease) in shares outstanding	(78,066)	$(746,116)

Class C
Year ended February 28, 2019:
Shares sold	267,001	$2,473,008
Shares issued in reinvestment of dividends and distributions	10,860	100,955
Shares reacquired	(306,309)	(2,839,042)

Net increase (decrease) in shares outstanding before conversion	(28,448)	(265,079)
Shares reacquired upon conversion into other share class(es)	(10,554)	(98,070)

Net increase (decrease) in shares outstanding	(39,002)	$(363,149)

Year ended February 28, 2018:
Shares sold	116,485	$1,105,194
Shares issued in reinvestment of dividends and distributions	13,859	132,586
Shares reacquired	(291,502)	(2,782,228)

Net increase (decrease) in shares outstanding before conversion	(161,158)	(1,544,448)
Shares reacquired upon conversion into other share class(es)	(34,315)	(328,141)

Net increase (decrease) in shares outstanding	(195,473)	$(1,872,589)

Class R
Year ended February 28, 2019:
Shares sold	316,852	$2,932,919
Shares issued in reinvestment of dividends and distributions	19,768	183,589
Shares reacquired	(505,798)	(4,697,965)

Net increase (decrease) in shares outstanding	(169,178)	$(1,581,457)

Year ended February 28, 2018:
Shares sold	301,035	$2,877,091
Shares issued in reinvestment of dividends and distributions	22,287	212,931
Shares reacquired	(546,995)	(5,226,245)

Net increase (decrease) in shares outstanding	(223,673)	$(2,136,223)

56

Class Z	Shares	Amount
Year ended February 28, 2019:
Shares sold	4,457,367	$41,328,292
Shares issued in reinvestment of dividends and distributions	146,078	1,352,572
Shares reacquired	(5,147,532)	(47,659,557)

Net increase (decrease) in shares outstanding before conversion	(544,087)	(4,978,693)
Shares issued upon conversion from other share class(es)	99,840	923,837
Shares reacquired upon conversion into other share class(es)	(12,426)	(114,881)

Net increase (decrease) in shares outstanding	(456,673)	$(4,169,737)

Year ended February 28, 2018:
Shares sold	2,770,828	$26,333,752
Shares issued in reinvestment of dividends and distributions	215,748	2,053,940
Shares reacquired	(5,197,283)	(49,381,445)

Net increase (decrease) in shares outstanding before conversion	(2,210,707)	(20,993,753)
Shares issued upon conversion from other share class(es)	113,593	1,083,281

Net increase (decrease) in shares outstanding	(2,097,114)	$(19,910,472)

Class R6
Year ended February 28, 2019:
Shares sold	2,498,180	$23,059,226
Shares issued in reinvestment of dividends and distributions	131,813	1,218,949
Shares reacquired	(1,458,613)	(13,464,854)

Net increase (decrease) in shares outstanding before conversion	1,171,380	10,813,321
Shares issued upon conversion from other share class(es)	5,858	53,987

Net increase (decrease) in shares outstanding	1,177,238	$10,867,308

Year ended February 28, 2018:
Shares sold	1,638,021	$15,564,503
Shares issued in reinvestment of dividends and distributions	103,313	981,765
Shares reacquired	(756,024)	(7,184,685)

Net increase (decrease) in shares outstanding before conversion	985,310	9,361,583
Shares issued upon conversion from other share class(es)	13,804	131,588
Shares reacquired upon conversion into other share class(es)	(4,072)	(38,969)

Net increase (decrease) in shares outstanding	995,042	$9,454,202

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Government Income Fund	57

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2019. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $1,128,000, borrowed at a weighted average interest rate of 3.76%. The maximum loan outstanding amount during the period was $1,485,000. At February 28, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

58

When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or

PGIM Government Income Fund	59

Notes to Financial Statements (continued)

duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

60

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.29	$9.55	$9.72	$9.79	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.10	0.08	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.17)	(0.12)	0.06	0.28
Total from investment operations	0.23	(0.05)	(0.02)	0.14	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.11)	(0.10)	(0.12)
Distributions from net realized gains	-	(0.05)	(0.04)	(0.11)	-
Total dividends and distributions	(0.19)	(0.21)	(0.15)	(0.21)	(0.12)
Net asset value, end of year	$9.33	$9.29	$9.55	$9.72	$9.79
Total Return(b):	2.51%	(0.61)%	(0.24)%	1.41%	4.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$256,351	$289,049	$328,835	$371,571	$387,663
Average net assets (000)	$271,435	$312,816	$353,716	$373,443	$403,927
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	1.06%	1.01%	1.02%	0.99%	1.01%
Expenses before waivers and/or expense reimbursement	1.06%	1.01%	1.02%	0.99%	1.06%
Net investment income (loss)	1.70%	1.30%	1.05%	0.79%	1.15%
Portfolio turnover rate(f)(g)	143%	428%	759%	778%	817%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund	61

Financial Highlights (continued)

Class B Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.30	$9.56	$9.73	$9.80	$9.53
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.03	- (b)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.18)	(0.13)	0.07	0.27
Total from investment operations	0.14	(0.13)	(0.10)	0.07	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.03)	(0.03)	(0.04)
Distributions from net realized gains	-	(0.05)	(0.04)	(0.11)	-
Total dividends and distributions	(0.10)	(0.13)	(0.07)	(0.14)	(0.04)
Net asset value, end of year	$9.34	$9.30	$9.56	$9.73	$9.80
Total Return(c):	1.52%	(1.40)%	(1.01)%	0.69%	3.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$742	$1,193	$1,973	$3,085	$3,805
Average net assets (000)	$917	$1,497	$2,802	$3,151	$4,682
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.03%	1.80%	1.76%	1.74%	1.76%
Expenses before waivers and/or expense reimbursement	3.79%	2.25%	1.76%	1.74%	1.76%
Net investment income (loss)	0.71%	0.49%	0.30%	0.04%	0.40%
Portfolio turnover rate(f)(g)	143%	428%	759%	778%	817%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class C Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.31	$9.57	$9.74	$9.81	$9.54
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.03	- (b)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.18)	(0.12)	0.07	0.27
Total from investment operations	0.15	(0.13)	(0.09)	0.07	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.04)	(0.03)	(0.04)
Distributions from net realized gains	-	(0.05)	(0.04)	(0.11)	-
Total dividends and distributions	(0.11)	(0.13)	(0.08)	(0.14)	(0.04)
Net asset value, end of year	$9.35	$9.31	$9.57	$9.74	$9.81
Total Return(c):	1.65%	(1.38)%	(1.01)%	0.69%	3.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,677	$9,001	$11,126	$12,488	$10,016
Average net assets (000)	$8,612	$10,053	$12,570	$10,548	$10,394
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.91%	1.79%	1.77%	1.74%	1.76%
Expenses before waivers and/or expense reimbursement	1.91%	1.79%	1.77%	1.74%	1.76%
Net investment income (loss)	0.85%	0.51%	0.30%	0.03%	0.40%
Portfolio turnover rate(f)(g)	143%	428%	759%	778%	817%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund	63

Financial Highlights (continued)

Class R Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.30	$9.56	$9.73	$9.80	$9.53
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.08	0.05	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.18)	(0.12)	0.06	0.27
Total from investment operations	0.20	(0.08)	(0.04)	0.11	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.07)	(0.09)
Distributions from net realized gains	-	(0.05)	(0.04)	(0.11)	-
Total dividends and distributions	(0.16)	(0.18)	(0.13)	(0.18)	(0.09)
Net asset value, end of year	$9.34	$9.30	$9.56	$9.73	$9.80
Total Return(b):	2.17%	(0.88)%	(0.49)%	1.16%	3.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,198	$13,718	$16,243	$15,242	$13,089
Average net assets (000)	$13,211	$14,559	$16,257	$13,851	$12,178
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.39%	1.29%	1.27%	1.24%	1.26%
Expenses before waivers and/or expense reimbursement	1.64%	1.54%	1.52%	1.49%	1.51%
Net investment income (loss)	1.37%	1.02%	0.81%	0.53%	0.90%
Portfolio turnover rate(e)(f)	143%	428%	759%	778%	817%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Class Z Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.27	$9.53	$9.70	$9.77	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.13	0.10	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.18)	(0.13)	0.06	0.28
Total from investment operations	0.26	(0.03)	-	0.16	0.41
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.18)	(0.13)	(0.12)	(0.14)
Distributions from net realized gains	-	(0.05)	(0.04)	(0.11)	-
Total dividends and distributions	(0.22)	(0.23)	(0.17)	(0.23)	(0.14)
Net asset value, end of year	$9.31	$9.27	$9.53	$9.70	$9.77
Total Return(b):	2.87%	(0.36)%	0.00%	1.67%	4.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,338	$74,262	$96,332	$108,544	$98,913
Average net assets (000)	$61,528	$93,050	$106,342	$98,389	$79,893
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.76%	0.77%	0.74%	0.76%
Expenses before waivers and/or expense reimbursement	0.72%	0.76%	0.77%	0.74%	0.76%
Net investment income (loss)	2.03%	1.55%	1.31%	1.03%	1.40%
Portfolio turnover rate(e)(f)	143%	428%	759%	778%	817%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Government Income Fund	65

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28,		August 9, 2016(a) through February 28,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.26	$9.52	$9.84
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.17	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.18)	(0.32)
Total from investment operations	0.27	(0.01)	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.08)
Distributions from net realized gains	-	(0.05)	-
Total dividends and distributions	(0.23)	(0.25)	(0.08)
Net asset value, end of period	$9.30	$9.26	$9.52
Total Return(c):	2.98%	(0.19)%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$53,380	$42,239	$33,956
Average net assets (000)	$48,394	$38,343	$17,541
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.61%	0.59%	0.62% (f)
Expenses before waivers and/or expense reimbursement	0.61%	0.59%	0.62% (f)
Net investment income (loss)	2.17%	1.75%	1.47% (f)
Portfolio turnover rate(g)(h)	143%	428%	759%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

66

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Government Income Fund

and the Board of Directors of Prudential Investment Portfolios, Inc. 14:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Government Income Fund (formerly Prudential Government Income Fund) (the Fund), a series of Prudential Investment Portfolios, Inc. 14, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM Government Income Fund	67

Tax Information (unaudited)

For the year ended February 28, 2019, the Fund reports the maximum amount allowable but not less than 97.39% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the dividends received by you in calendar year 2019.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 24.83% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

68

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
PGIM Government Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Government Income Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Government Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Government Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Government Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter.The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GOVERNMENT INCOME FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX	PGIQX
CUSIP	74439V107	74439V206	74439V305	74439V503	74439V404	74439V875

*Formerly known as Class Q shares.

MF128E

PGIM FLOATING RATE INCOME FUND

(Formerly known as Prudential Floating Rate Income Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Primary objective is to maximize current income. A secondary objective is to seek capital appreciation, when consistent with the primary objective.

Highlights (unaudited)

•	Security selection within the media/telecom sector boosted the Fund’s returns. Issue selection within food/tobacco and chemicals also lifted returns.

•	Within industry selection, underweights to the media/telecom and services sectors, coupled with an overweight to the retail sector, all boosted performance.

•	An underweight to, as well as issue selection within, BB-rated loans added to performance.

•	Overall issue selection was negative during the period, principally due to positioning within the energy, retail (despite benefiting from an overweight to the sector), and transportation sectors.

•	Issue selection within CCC-rated and B-rated loans hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how

PGIM Floating Rate Income Fund	3

long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to

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determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective on or about June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

- Not part of the Annual Report -

PGIM Floating Rate Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Floating Rate Income Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Floating Rate Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–0.75	2.70	3.50 (3/30/11)
Class C	0.84	2.59	3.16 (3/30/11)
Class Z	2.94	3.64	4.21 (3/30/11)
Class R6*	2.99	N/A	3.87 (4/27/15)
Credit Suisse Leveraged Loan Index
	3.78	3.93	—
Lipper Loan Participation Funds Average
	2.60	2.91	—

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	2.58	3.38	3.93 (3/30/11)
Class C	1.82	2.59	3.16 (3/30/11)
Class Z	2.94	3.64	4.21 (3/30/11)
Class R6*	2.99	N/A	3.87 (4/27/15)
Credit Suisse Leveraged Loan Index	3.78	3.93	—
Lipper Loan Participation Funds Average	2.60	2.91	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations of Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc., and Credit Suisse

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Floating Rate Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index (the Index) is an unmanaged index that represents the investable universe of the dollar-denominated leveraged loan market. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is 4.44% and 4.05% for Class R6 shares.

Lipper Loan Participation Funds Average—The Lipper Loan Participation Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Loan Participation Funds universe for the periods noted. Funds in the Lipper Average invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is 3.46% and 3.13% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 2/28/19 (%)
AA	2.6
BBB	7.2
BB	38.9
B	48.3
CCC	2.5
Not Rated	0.3
Cash/Cash Equivalents	0.2
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 2/28/19
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.47	5.53	5.29
Class C	0.40	4.97	4.66
Class Z	0.49	5.96	5.51
Class R6***	0.50	6.01	5.66

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

PGIM Floating Rate Income Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Floating Rate Income Fund’s Class Z shares rose 2.94% in the 12-month reporting period that ended February 28, 2019, underperforming the 3.78% return of the Credit Suisse Leveraged Loan Index (the Index) but outperforming the 2.60% return of the Lipper Loan Participation Funds Average.

What were market conditions?

•

The bank loan market, as measured by the Index, posted a total return of 3.78% in the reporting period, underperforming high yield bonds (as measured by the Bloomberg Barclays US High Yield index) by 53 basis points (bps). One basis point equals 0.01%.

•

A modest decline in bank loan prices in the second quarter of 2018 was more than offset by the coupon return, equating to decent performance overall for the asset class as most other fixed income categories retreated due to many macro concerns, including Chinese growth concerns, US-North Korea relations, the Organization of the Petroleum Exporting Countries supply, Federal Reserve (Fed) and European Central Bank (ECB) policy, European politics, and emerging markets stress. Lower-rated loans, although comprising only about 5% of the Index, also outperformed. For the quarter, CCC-rated loans returned 1.9%, outpacing B-rated loans by 113 bps and BB-rated loans by 146 bps. Flows into loan funds continued in the second quarter, with the asset class seeing positive flow activity for 19 consecutive weeks during the quarter. Gross new-issue volume in the loan space during the quarter was down relative to 2017’s record pace but remained elevated based on historical averages. The loan market priced 412 issues for $259 billion in proceeds in the quarter. The technology sector continued its trend from recent quarters, once again leading the way in terms of loan issuance, and was followed by health care and gaming/lodging/leisure.

•

On the back of strong collateralized loan obligation (CLO) formation and heavy retail inflows, bank loans continued to produce solid, steady performance in the third quarter of 2018, generating a total return of 1.93%, as measured by the Index. Lower-rated loans continued to outperform. Flows into loan funds continued in the quarter, highlighted by positive flows in 34 of 36 weeks for 2018 year to date, as reported by Lipper. Gross new-issue volume in the loan space slowed considerably in the quarter, as repricing activity slowed. However, net new issuance held steady quarter-over-quarter at roughly $50 billion. The technology sector once again led the way in terms of issuance.

•

The leveraged loan market, which was largely immune to the volatility in early 2018, pulled back amid heavy retail fund outflows and an expected slowdown in CLO formation in the fourth quarter. Bank loans returned -3.08% during the quarter, as represented by the Index. Lower-rated loans underperformed. Loan flows turned sharply negative in the quarter. In fact, loan funds closed the period with four consecutive weekly outflows of $1 billion or greater, including the largest weekly outflow on record ($2.53 billion). And

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for the full year 2018, loan funds recorded net outflows of about $3 billion, as reported by Lipper. New-issue volume in the loan space slowed considerably in the second half of the year, totaling $197 billion, compared to approximately $500 billion over the first half. Energy, which is a much smaller component of the loan market, accounted for only 3% of 2018’s new-issue activity. Technology, health care, and services were the biggest contributors, making up nearly 40% of 2018 new issue volume.

•

After a very weak December 2018, US bank loans significantly improved in the first two months of 2019 following a strong jobs number, the Fed’s dovish policy narrative, and positive news regarding trade discussions with China. Loan new-issue activity increased in February with gross institutional loan volume totaling $24.9 billion. The year-to-date number reached $38.8 billion, which was 71% below last year’s total for the first two months of the year. Loan funds reported an outflow of $1.8 billion in February, the fifth consecutive month of outflows. The year-to-date outflows totaled $6.5 billion, compared to inflows of $1.7 billion over the same period last year. Gross US CLO volumes were $16.1 billion in February, which increased after the lows in January, bringing the year-to-date number to $22.8 billion.

What worked?

•	Security selection within the media/telecom sector boosted the Fund’s returns. Issue selection within food/tobacco and chemicals also lifted returns.

•

From a single-name credit perspective, positioning within Checkout Holding Corp. (media), Acosta Inc. (service), Ascent Resources LLC (energy), Petco Animal Supplies Inc. (retail), and Exela Intermediate LLC (service) were the overall top contributors to returns.

•	Within industry selection, underweights to the media/telecom and services sectors, coupled with an overweight to the retail sector, all boosted performance.

•	An underweight to, as well as issue selection within, BB-rated loans added to performance.

What didn’t work?

•	Overall issue selection was negative during the period, principally due to positioning within the energy, retail (despite benefiting from an overweight to the sector), and transportation sectors.

•	Issue selection within CCC-rated and single-B rated loans hurt performance.

•

Positioning within Alta Mesa Resources Inc. (energy), Tweddle Group Inc. (service), Digicel (media/telecom), and Lumileds Holding (manufacturing) were the largest single-name detractors from performance.

PGIM Floating Rate Income Fund	13

Strategy and Performance Overview (continued)

Did the Fund use derivatives, and how did they affect performance?

The Fund held interest rate swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. Overall, this strategy had a negligible impact on performance during the reporting period. The Fund also participated in credit default swaps. This strategy also had a negligible impact on performance.

Current outlook

US leveraged loans have experienced technical pressure from a slowdown in CLO formation and lack of concern for higher interest rates. Because of this near-term technical weakness, the relative value of loans has improved, particularly in the BB-rated and higher-quality part of the market. Although PGIM Fixed Income has a neutral near-term view for bank loans, its favorable long-term view of BB-rated loans is supported by a conviction that these credits have relatively lower debt loads, less earnings volatility, and enhanced liquidity versus B-rated issuers. These factors result in enhanced lender protection, debt coverage, and higher recovery values than their B-rated peers.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Floating Rate Income Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Floating Rate Income Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,009.80	0.95%	$4.73
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class C	Actual	$1,000.00	$1,006.10	1.70%	$8.46
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50
Class Z	Actual	$1,000.00	$1,011.00	0.70%	$3.49
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class R6**	Actual	$1,000.00	$1,011.20	0.65%	$3.24
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.4%

ASSET-BACKED SECURITIES 2.6%

Collateralized Loan Obligations
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 3 Month LIBOR + 1.950%	4.726	%(c)	10/20/31	1,700	$1,703,256
KVK CLO Ltd. (Cayman Islands), Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650%	4.294	(c)	05/20/29	2,500	2,487,955
OZLM Ltd. (Cayman Islands), Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750%	4.523	(c)	04/17/31	4,250	4,255,912
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.900%	4.392	(c)	10/20/31	5,000	4,991,188
Trinitas CLO Ltd. (Cayman Islands), Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 1.950%	4.730	(c)	10/18/31	4,000	4,008,790
Vibrant CLO Ltd. (Cayman Islands), Series 2016-04A, Class B, 144A, 3 Month LIBOR + 2.400%	5.161	(c)	07/20/28	3,000	3,002,891
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190%	4.977	(c)	07/15/31	6,000	5,880,030

TOTAL ASSET-BACKED SECURITIES (cost $26,465,836)					26,330,022

BANK LOANS 93.8%

Advertising 0.4%
Acosta, Inc., Tranche B-1 Loan, 1 Month LIBOR + 3.250%	5.740	(c)	09/26/21	720	362,962
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	07/23/21	1,911	1,666,510
Incremental Term B-2 Loan, 1 Month LIBOR + 3.250%	5.740	(c)	07/23/21	421	366,875
Term Loan (Second Lien), 1 Month LIBOR + 6.500%	8.990	(c)	07/25/22	750	561,094
Vestcom Parent Holdings, Inc., Term Loan, 1 Month LIBOR + 4.000%/PRIME + 3.000%^	7.830	(c)	12/19/23	1,583	1,519,464

					4,476,905

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	17

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Aerospace & Defense 1.0%
Transdigm, Inc.,
New Tranche E Term Loans, 1 Month LIBOR + 2.500%	4.990	%(c)	05/30/25	3,379	$3,328,783
New Tranche G Term Loans, 1 Month LIBOR + 2.500%	4.990	(c)	08/22/24	6,913	6,810,942

					10,139,725

Apparel 0.3%
Calceus Acquisition, Inc., Term Loan, 3 Month LIBOR + 5.500%	8.000	(c)	02/12/25	2,550	2,538,844
Oak Parent, Inc., Initial Term Loan, 1 Month LIBOR + 4.500%^	6.990	(c)	10/26/23	1,035	962,589

					3,501,433

Auto Manufacturers 0.7%
Navistar Financial Corp., New TLB Loan, 1 Month LIBOR + 3.750%	6.250	(c)	07/30/25	3,905	3,890,730
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	6.020	(c)	11/06/24	2,426	2,414,384
UOS LLC, Initial Term Loan, 1 Month LIBOR + 5.500%^	7.990	(c)	04/18/23	650	653,447

					6,958,561

Auto Parts & Equipment 2.1%
Altra Industrial Motion Corp., Term Loan, 1 Month LIBOR + 2.000%^	4.490	(c)	10/01/25	1,564	1,544,627
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1 Month LIBOR + 2.250%	4.740	(c)	04/06/24	2,463	2,402,862
Cooper-Standard Automotive, Inc., Additional Term B-1 Loan, 1 Month LIBOR + 2.000%^	4.490	(c)	11/02/23	3,062	2,969,507
Garrett LX III Sarl (Switzerland), Dollar Tranche B Term Loan, 3 Month LIBOR + 2.500%^	5.330	(c)	09/27/25	848	837,277
Innovative Xcessories & Services LLC, Term Loan, 1 Month LIBOR + 4.750%^	7.250	(c)	11/29/22	1,286	1,279,481
K & N Parent, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	7.240	(c)	10/20/23	1,650	1,628,361
Superior Industries International, Inc., Replacement Term Loan, 1 Month LIBOR + 4.000%^	6.490	(c)	05/22/24	1,187	1,154,575
Tenneco, Inc., Tranche B Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	10/01/25	850	840,792

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Auto Parts & Equipment (cont’d.)
Tower Automotive Holdings USA LLC, Third Refinancing Term Loan, 1 Month LIBOR + 2.750%	5.310	%(c)	03/07/24	1,254	$1,206,933
Truck Hero, Inc., Term Loan, 1 Month LIBOR + 3.750%^	6.240	(c)	04/22/24	3,588	3,435,569
Visteon Corp., New Term Loan B, 1 - 3 Month LIBOR + 1.750%	4.310	(c)	03/25/24	3,700	3,630,952

					20,930,936

Banks 0.0%
Walker & Dunlop, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%^	4.730	(c)	11/07/25	500	496,250

Beverages 0.4%
Arctic Glacier USA, Inc., Specified Refinancing Term Loan, 1 Month LIBOR + 3.500%	5.990	(c)	03/20/24	2,501	2,448,933
Sunshine Investments BV (Netherlands), Facility B3 Loan, 3 Month LIBOR + 3.250%^	5.930	(c)	03/28/25	1,550	1,538,375

					3,987,308

Building Materials 2.1%
Airxcel, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	6.990	(c)	04/28/25	970	906,259
Second Lien Initial Term Loan, 1 Month LIBOR + 8.750%	11.240	(c)	04/27/26	225	203,625
Builders FirstSource, Inc., 2017 Initial Term Loan, 3 Month LIBOR + 3.000%	5.800	(c)	02/29/24	1,990	1,908,547
CHI Overhead Doors, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	07/29/22	2,488	2,478,544
Diversitech Holdings, Inc., Tranche B-1 Term Loan, 3 Month LIBOR + 3.000%^	5.800	(c)	06/03/24	1,757	1,708,890
Forterra Finance LLC, Replacement Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	10/25/23	1,693	1,567,290
Jeld-Wen, Inc., Term B-4 Loan, 3 Month LIBOR + 2.000%	4.800	(c)	12/14/24	2,916	2,870,818
Pisces Midco, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%^	6.550	(c)	04/12/25	3,528	3,431,457

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	19

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Building Materials (cont’d.)
Quikrete Holdings, Inc., Initial Loan (First Lien), 1 Month LIBOR + 2.750%	5.240	%(c)	11/15/23	4,779	$4,709,341
Summit Materials LLC, New Term Loan B, 1 Month LIBOR + 2.000%	4.490	(c)	11/21/24	1,494	1,482,513

					21,267,284

Chemicals 3.0%
Alpha US Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	5.800	(c)	01/31/24	1,606	1,577,112
Chemours Co. (The), Tranche B-2 US Term Loan, 1 Month LIBOR + 1.750%	4.250	(c)	04/03/25	2,224	2,197,933
Colouroz Midco - Colouroz Investment 2 LLC, Second Lien Initial Term B-2 Loan, 3 Month LIBOR + 7.250%^	10.030	(c)	09/06/22	118	100,154
CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%	5.990	(c)	12/23/24	1,812	1,809,460
Cyanco Intermediate 2 Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	5.990	(c)	03/16/25	3,231	3,199,170
HB Fuller Co., Term Loan B, 1 Month LIBOR + 2.000%	4.480	(c)	10/21/24	887	878,104
Messer Industries USA, Inc., Term Loan	—	(p)	10/31/25	2,650	2,631,781
Oxea Corp., Tranche B-2 Term Loan, 1 Month LIBOR + 3.500%	6.060	(c)	10/14/24	2,850	2,838,137
Plaskolite PPC Intermediate II LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 4.250%	6.740	(c)	12/15/25	1,650	1,654,125
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%^	6.583	(c)	06/26/25	3,310	3,280,848
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	11.130	(c)	06/26/26	1,500	1,434,375
Starfruit Finco BV (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	5.760	(c)	10/01/25	5,075	5,049,625
Tronox Finance LLC, First Lien Blocked Dollar Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	09/23/24	510	508,033

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Chemicals (cont’d.)
Tronox Finance LLC, (cont’d.)
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	5.490	%(c)	09/23/24	1,177	$1,172,383
Venator Materials LLC, Initial Term Loan, 1 Month LIBOR + 3.000%^	5.490	(c)	08/08/24	1,990	1,965,050

					30,296,290

Coal 0.2%
Consol Energy, Inc., Initial Term B Loan, 1 Month LIBOR + 6.000%	8.500	(c)	11/28/22	984	991,129
Murray Energy Corp., Superpriority Term B-2 Loan, 3 Month LIBOR + 7.250%	9.880	(c)	10/17/22	793	653,512

					1,644,641

Commercial Services 5.9%
Adtalem Global Education, Inc., Term B Loan, 1 Month LIBOR + 3.000%	5.490	(c)	04/09/25	1,816	1,804,526
Alixpartners LLP, 2017 Refinancing Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	04/04/24	2,404	2,397,625
Allied Universal Holdco LLC,
Incremental Term Loan, 1 Month LIBOR + 4.250%	6.740	(c)	07/28/22	700	689,150
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%	6.240	(c)	07/28/22	2,119	2,079,001
ASGN, Inc., Initial Term B-2 Loan, 1 Month LIBOR + 2.000%	4.490	(c)	04/02/25	1,649	1,635,851
Barbri, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.250%^	6.760	(c)	12/01/23	691	684,304
Belron Finance US LLC, First Incremental Loan, 3 Month LIBOR + 2.500%^	5.190	(c)	11/13/25	1,500	1,496,250
Camelot US Acquisition I Co., 2017-2 Refinancing Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	10/03/23	4,234	4,217,855
Eab Global, Inc., First Lien Term Loan, 2 - 3 Month LIBOR + 3.750%^	6.400	(c)	11/17/24	3,077	2,985,051
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	10/01/25	6,100	6,002,144
Global Payments, Inc., Term Loan B4, 1 Month LIBOR + 1.750%	4.240	(c)	10/17/25	1,050	1,041,687

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	21

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services (cont’d.)
IRI Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.500%	7.130	%(c)	12/01/25	2,850	$2,804,876
Kingpin Intermediate Holdings LLC, 2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%^	5.990	(c)	07/03/24	2,750	2,739,546
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 3.500%/PRIME + 2.500%	7.000	(c)	04/26/24	3,736	3,735,287
Legalzoom.com, Inc., 2018 Term Loan, 1 Month LIBOR + 4.500%	6.990	(c)	11/21/24	868	868,344
Packers Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	12/04/24	3,349	3,277,549
Parexel International Corp., Initial Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	09/27/24	3,372	3,270,052
PSC Industrial Holdings Corp., Term Loan (First Lien), 1 Month LIBOR + 3.750%	6.240	(c)	10/11/24	2,057	2,013,026
St. George’s University Scholastic Services LLC (Canada), Term Loan, 1 Month LIBOR + 3.500%	6.000	(c)	07/17/25	3,707	3,679,439
Sterling Midco Holdings, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%^	5.990	(c)	06/19/24	1,702	1,634,159
Syniverse Holdings, Inc., Tranche C Term Loan, 1 Month LIBOR + 5.000%	7.490	(c)	03/09/23	3,651	3,445,204
Team Health Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 2.750%^	5.240	(c)	02/06/24	2,862	2,589,826
TMK Hawk Parent Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	6.000	(c)	08/28/24	1,839	1,593,935
Tweddle Group, Inc., Effective Date Term Loan, 1 Month LIBOR + 4.500%^	6.980	(c)	09/17/23	327	261,588
United Rentals, Inc., Initial Term Loan, 1 Month LIBOR + 1.750%	4.240	(c)	10/31/25	998	995,630
VT Topco, Inc.,
First Lien Delayed Draw Term Loan, 2 - 3 Month LIBOR + 3.750%	6.505	(c)	08/01/25	180	179,322
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	6.550	(c)	08/01/25	1,383	1,374,754

					59,495,981

Computers 2.8%
Conduent Business Services LLC, Term Loan B, 1 Month LIBOR + 2.500%	4.990	(c)	12/07/23	2,517	2,484,731

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Computers (cont’d.)
Dell International LLC, Refinancing Term B Loan, 1 Month LIBOR + 2.000%	4.500	%(c)	09/07/23	3,757	$3,742,014
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	6.550	(c)	07/11/25	1,022	1,007,101
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.990	(c)	09/29/25	825	834,281
Term B USD Loan, 1 Month LIBOR + 3.750%	6.240	(c)	09/30/24	4,468	4,474,603
Neustar, Inc.,
First Lien Term Loan B4, 1 Month LIBOR + 3.500%	5.990	(c)	08/08/24	2,300	2,204,071
Second Lien Initial Term Loan, 1 Month LIBOR + 8.000%	10.490	(c)	08/08/25	550	537,476
Peak 10 Holding Corp., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%	6.300	(c)	08/01/24	3,987	3,771,433
Procera Networks, Inc. (Canada), Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%^	7.010	(c)	10/31/25	1,850	1,836,125
SonicWall US Holdings, Inc., First Lien Term Loan, 3 Month LIBOR + 3.500%	6.180	(c)	05/17/25	1,970	1,923,273
VeriFone Systems, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	6.680	(c)	08/20/25	1,945	1,937,020
Western Digital Corp., New Term Loan B-4, 1 Month LIBOR + 1.750%	4.230	(c)	04/29/23	2,985	2,928,994

					27,681,122

Cosmetics/Personal Care 0.1%
Revlon Consumer Products Corp., Initial Term B Loan, 1 - 3 Month LIBOR + 3.500%	6.083	(c)	09/07/23	1,932	1,433,197

Distribution/Wholesale 0.7%
American Tire Distributors, Inc., Initial Term Loan, 3 Month LIBOR + 7.500%	10.130	(c)	09/02/24	630	571,393
CSC Holdings LLC, Term B-1 Loan, 3 Month LIBOR + 3.250%	6.030	(c)	11/14/22	1,496	1,477,033
Fastener Acquisition, Inc., First Lien Initial Term Loan, 1 - 3 Month LIBOR + 4.250%^	6.895	(c)	03/28/25	1,117	1,088,648

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	23

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Distribution/Wholesale (cont’d.)
Fastener Acquisition, Inc., (cont’d.)
Second Lien Initial Term Loan, 3 Month LIBOR + 8.750%^	11.550	%(c)	03/30/26	87	$80,500
Fleetpride, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.500%^	7.300	(c)	02/04/26	700	696,500
Owens & Minor, Inc., Term B Loan, 1 Month LIBOR + 4.500%	7.010	(c)	05/02/25	1,990	1,731,300
Univar USA, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%	4.740	(c)	07/01/24	1,118	1,115,489
Term Loan	—	(p)	07/31/24	675	673,481

					7,434,344

Diversified Financial Services 2.0%
Advisor Group, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%^	6.240	(c)	08/15/25	1,147	1,147,125
Capital Automotive LP, Initial Tranche B Term Loan (Second Lien), 1 Month LIBOR + 6.000%	8.490	(c)	03/24/25	773	764,818
Focus Financial Partners LLC, Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%	4.990	(c)	07/03/24	1,391	1,385,079
HarbourVest Partners, LP, Term Loan, 2 Month LIBOR + 2.250%	4.850	(c)	03/03/25	4,647	4,606,385
Hudson River Trading LLC, Term Loan, 1 Month LIBOR + 3.500%^	5.990	(c)	04/03/25	3,003	3,000,571
LiquidNet Holdings, Inc., Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	07/15/24	2,045	2,024,157
Stepstone Group, LP, Initial Term Loan, 1 Month LIBOR + 4.000%^	6.490	(c)	03/27/25	1,342	1,335,657
VFH Parent LLC, Term Loan	—	(p)	02/28/26	5,350	5,359,362

					19,623,154

Electric 1.6%
Calpine Corp.,
Term Loan (05/15), 3 Month LIBOR + 2.500%	5.310	(c)	01/15/24	4,084	4,058,738
Term Loan (2015), 3 Month LIBOR + 2.500%	5.310	(c)	01/15/23	728	723,408
Term Loan (2016), 3 Month LIBOR + 2.500%	5.310	(c)	05/31/23	496	492,728
Helix Gen Funding LLC, Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	06/03/24	1,371	1,326,954

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electric (cont’d.)
NRG Energy, Inc., Term Loan, 1 Month LIBOR + 1.750%	4.240	%(c)	06/30/23	1,484	$1,475,882
Vistra Operations Co. LLC,
2018 Incremental Term Loan, 1 Month LIBOR + 2.000%	4.485	(c)	12/31/25	6,984	6,955,975
Initial Term B-1 Loan, 1 Month LIBOR + 2.000%	4.490	(c)	08/04/23	995	990,882

					16,024,567

Electrical Components & Equipment 0.4%
Energizer Holdings, Inc., Term B Loan, 1 Month LIBOR + 2.250%	4.740	(c)	12/17/25	1,325	1,320,031
Pelican Products, Inc., Term Loan (First Lien), 1 Month LIBOR + 3.500%	6.010	(c)	05/01/25	2,410	2,374,316

					3,694,347

Electronics 0.5%
Celestica, Inc. (Canada),
Incremental Term B-2 Loan, 1 Month LIBOR + 2.500%	4.980	(c)	06/27/25	900	884,250
Term B Loan, 1 Month LIBOR + 2.130%^	4.600	(c)	06/27/25	2,761	2,678,291
Southwire Co. LLC, Initial Term Loan, 1 Month LIBOR + 2.000%	4.480	(c)	05/19/25	368	363,044
TTM Technologies, Inc., Term B Loan, 1 Month LIBOR + 2.500%	5.010	(c)	09/30/24	1,381	1,358,580

					5,284,165

Engineering & Construction 1.7%
Brand Energy & Infrastructure Services, Inc., Initial Term Loan, 2 - 3 Month LIBOR + 4.250%	6.955	(c)	06/21/24	3,472	3,390,745
DG Investment Intermediate Holdings 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%^	5.490	(c)	02/03/25	2,587	2,534,937
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%^	9.240	(c)	02/02/26	500	480,000
Dynasty Acquistion Co., Inc., Term Loan	—	(p)	02/28/26	1,821	1,824,881
Hamilton Holdco LLC (Australia), Term Loan, 3 Month LIBOR + 2.000%^	4.810	(c)	07/02/25	821	817,797
Interior Logic Group, Inc., Initial Term Loan, 3 Month LIBOR + 4.000%	6.800	(c)	05/30/25	794	782,466

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	25

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Engineering & Construction (cont’d.)
Standard Aero Ltd., Term Loan	—	%(p)	02/28/26	979	$981,119
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	07/07/22	3,744	3,734,907
Trc Companies, Inc., Refinancing Term Loan, 1 Month LIBOR + 3.500%^	5.990	(c)	06/21/24	2,363	2,333,665

					16,880,517

Entertainment 1.7%
Affinity Gaming LLC, Initial Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	07/03/23	1,421	1,374,521
Aristocrat Technologies, Inc. (Australia), Term B-3 Loan, 3 Month LIBOR + 1.750%	4.530	(c)	10/19/24	3,679	3,653,129
CEOCL LLC, Term B Loan, 1 Month LIBOR + 2.000%	4.490	(c)	10/07/24	4,169	4,126,929
Deluxe Entertainment Services Group, Inc., Initial Term Loan, 3 Month LIBOR + 5.500%^	8.240	(c)	02/28/20	1,198	1,030,364
Penn National Gaming, Inc., Term B-1 Facility Loan, 1 Month LIBOR + 2.250%	4.840	(c)	10/15/25	1,615	1,606,546
Scientific Games International, Inc., Initial Term B-5 Loan, 1 - 2 Month LIBOR + 2.750%	5.285	(c)	08/14/24	4,871	4,822,252

					16,613,741

Environmental Control 0.6%
GFL Environmental, Inc. (Canada), 2018 Incremental Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	05/30/25	2,718	2,674,000
Gopher Resource LLC, Initial Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	03/06/25	2,259	2,253,658
Robertshaw US Holdings Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%^	6.000	(c)	02/28/25	1,117	1,046,777

					5,974,435

Foods 2.8%
Albertson’s LLC, 2018 Term B-7 Loan, 1 Month LIBOR + 3.000%	5.490	(c)	11/17/25	2,649	2,631,300

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Foods (cont’d.)
Albertson’s LLC, (cont’d.)
Replacement 2017-1 Term B-6 Loan, 1 Month LIBOR + 3.000%	5.480	%(c)	06/22/23	485	$483,170
Chefs’ Warehouse Inc., (The), Term Loan, 1 Month LIBOR + 3.500%^	5.990	(c)	06/22/22	1,693	1,684,156
CSM Bakery Solutions LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%	6.800	(c)	07/03/20	2,811	2,628,602
Term Loan (Second Lien), 3 Month LIBOR + 7.750%	10.550	(c)	07/05/21	900	823,500
H-Food Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.690%	6.180	(c)	05/23/25	2,239	2,208,527
High Liner Foods, Inc. (Canada), Term Loan, 3 Month LIBOR + 3.250%^	6.033	(c)	04/26/21	2,350	1,927,000
JBS USA Lux SA, Initial Term Loan, 1 - 3 Month LIBOR + 2.500%	5.145	(c)	10/30/22	2,788	2,777,675
Milk Specialties Co., New Term Loan, 1 Month LIBOR + 4.000%	6.490	(c)	08/16/23	3,751	3,727,659
Shearer’s Foods LLC, First Lien Term Loan, 1 Month LIBOR + 4.250%	6.740	(c)	06/30/21	4,049	3,996,837
Sigma Bidco BV (Netherlands), Facility B2 Loan, 3 Month LIBOR + 3.000%	5.800	(c)	07/02/25	2,811	2,780,425
United Natural Foods, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%^	6.740	(c)	10/22/25	2,850	2,522,250

					28,191,101

Hand/Machine Tools 0.3%
Milacron LLC, Term B Loan, 1 Month LIBOR + 2.500%^	4.990	(c)	09/28/23	2,638	2,591,657

Healthcare-Products 1.2%
Avantor, Inc., Initial B1 Dollar Term Loan, 3 Month LIBOR + 3.750%	6.570	(c)	11/21/24	2,236	2,241,658
CPI Holdco LLC, Closing Date Term Loan (First Lien), 3 Month LIBOR + 3.500%^	6.240	(c)	03/21/24	2,414	2,383,848
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 2.750%	5.550	(c)	09/24/24	1,787	1,708,971
Ortho-Clinical Diagnostics, Inc. (Luxembourg), Refinancing Term Loan, 1 Month LIBOR + 3.250%	5.750	(c)	06/30/25	3,967	3,924,192
Sterigenics Nordion Holdings LLC, Incremental Term Loan, 1 Month LIBOR + 3.000%^	5.490	(c)	05/15/22	1,984	1,942,074

					12,200,743

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	27

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare-Services 6.6%
Accelerated Health Systems LLC, Initial Term Loan, 1 Month LIBOR + 3.500%^	6.010	%(c)	10/31/25	1,675	$1,670,813
Air Medical Group Holdings, Inc.,
2017-2 New Term Loan, 1 Month LIBOR + 4.250%	6.740	(c)	03/14/25	1,612	1,562,159
2018 Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	04/28/22	2,345	2,267,875
Air Methods Corp., Initial Term Loan, 3 Month LIBOR + 3.500%	6.300	(c)	04/21/24	2,721	2,204,026
Alliance Healthcare Services, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	6.990	(c)	10/24/23	3,865	3,826,785
Second Lien Initial Term Loan, 1 Month LIBOR + 10.000%^	12.490	(c)	04/24/24	825	816,750
ATI Holdings Acquisition, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%^	5.980	(c)	05/10/23	3,807	3,730,514
BW NHHC Holdco, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 5.000%	7.480	(c)	05/15/25	1,741	1,693,366
CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 3 Month LIBOR + 3.250%	5.880	(c)	01/27/21	1,671	1,664,932
DentalCorp Perfect Smile ULC (Canada),
Delayed Draw Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	06/06/25	231	228,493
Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	06/06/25	1,254	1,240,379
Envision Healthcare Corporation, Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	10/10/25	3,300	3,176,250
Explorer Holdings, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%^	6.550	(c)	05/02/23	1,877	1,862,994
Gentiva Health Services, Inc.,
First Lien Closing Date Initial Term Loan, 1 Month LIBOR + 3.750%^	6.250	(c)	07/02/25	4,239	4,244,674
Second Lien Term Loan, 1 Month LIBOR + 7.000%	9.500	(c)	07/02/26	1,125	1,144,688
HCA, Inc., Tranche B10 Term Loan, 1 Month LIBOR + 2.000%	4.490	(c)	03/13/25	1,765	1,764,646
Heartland Dental LLC, Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	04/30/25	882	870,214
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 4.500%	6.980	(c)	11/17/25	4,500	4,477,500
Medical Solutions Holdings, Inc., Closing Date Term Loan (First Lien), 1 Month LIBOR + 3.750%^	6.240	(c)	06/14/24	1,138	1,135,057
Midwest Physician Administrative Services, LLC, Repricing Term Loan (First Lien), 1 Month LIBOR + 2.750%	5.240	(c)	08/15/24	2,739	2,684,305

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare-Services (cont’d.)
MPH Acquisition Holdings LLC, Initial Term Loan, 3 Month LIBOR + 2.750%	5.550	%(c)	06/07/23	4,258	$4,211,696
Phoenix Guarantor, Inc.,
Term Loan	—	(p)	03/31/26	2,062	2,046,171
Term Loan	—	(p)	03/31/26	187	186,016
Select Medical Corp., Repriced Term Loan B, 1 Month LIBOR + 2.500%/PRIME + 1.500%^	5.995	(c)	03/01/21	2,516	2,494,073
Sound Inpatient Physicians, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	06/27/25	1,444	1,435,874
Second Lien Initial Loan, 1 Month LIBOR + 6.750%	9.240	(c)	06/26/26	500	495,313
Surgery Center Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%	5.750	(c)	09/02/24	3,892	3,792,940
Syneos Health, Inc., Replacement Term B Loan, 1 Month LIBOR + 2.000%	4.490	(c)	08/01/24	1,226	1,194,868
US Anesthesia Partners, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%	5.490	(c)	06/24/24	2,029	2,020,599
US Renal Care, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%	7.050	(c)	12/30/22	4,743	4,731,050
Wink Holdco, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%^	5.490	(c)	12/02/24	1,241	1,225,094

					66,100,114

Holding Companies-Diversified 0.8%
Belfor Holdings, Inc., Term Loan^	—	(p)	03/31/26	1,500	1,503,750
Ozark Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	07/03/23	1,407	1,350,591
Travelport Finance Sarl (Luxembourg), Initial Term Loans, 3 Month LIBOR + 2.500%	5.180	(c)	03/17/25	5,687	5,682,068

					8,536,409

Home Builders 0.1%
Thor Industries, Inc., Initial USD Term Loan, 3 Month LIBOR + 3.750%^	6.310	(c)	02/02/26	801	778,725

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	29

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Home Furnishings 0.4%
Global Appliance, Inc., Tranche B Term Loan, 1 Month LIBOR + 4.000%^	6.500	%(c)	09/30/24	3,538	$3,528,813

Household Products/Wares 0.3%
Diamond BV, Initial USD Term Loan, 2 - 3 Month LIBOR + 3.000%	5.685	(c)	09/06/24	3,396	3,271,447

Housewares 0.3%
Carlisle Foodservice Products, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	03/20/25	1,864	1,799,018
Lifetime Brands, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%^	5.990	(c)	02/28/25	819	802,436

					2,601,454

Insurance 1.3%
Amwins Group, Inc., Term Loan (First Lien), 1 Month LIBOR + 2.750%	5.255	(c)	01/25/24	3,014	2,996,990
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	11/03/24	4,701	4,698,437
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	11/03/23	499	498,547
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	8.990	(c)	08/04/25	1,325	1,345,428
FHC Health Systems, Inc., Initial Term Loan, 1 Month LIBOR + 4.000%	6.490	(c)	12/23/21	1,605	1,324,242
Hyperion Refinance Sarl (United Kingdom), Initial Dollar Term Loan, 1 Month LIBOR + 3.500%	6.000	(c)	12/20/24	2,079	2,066,748

					12,930,392

Internet 0.4%
Ancestry.com Operations, Inc., Term B Loan, 1 Month LIBOR + 3.250%	5.750	(c)	10/19/23	2,889	2,871,407
Shutterfly, Inc., Incremental Term Loan, 1 Month LIBOR + 2.750%	5.250	(c)	08/17/24	1,500	1,479,375

					4,350,782

Investment Companies 0.3%
EIG Management Co. LLC, Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	02/24/25	719	715,965

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Investment Companies (cont’d.)
Masergy Holdings, Inc., 2017 Replacement Term Loan (First Lien), 3 Month LIBOR + 3.250%	6.050	%(c)	12/15/23	1,519	$1,469,633
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien), 3 Month LIBOR + 3.500%/PRIME + 2.500%	7.120	(c)	06/13/23	1,513	1,267,038

					3,452,636

Iron/Steel 0.1%
Phoenix Services International LLC, Term B Loan, 1 Month LIBOR + 3.750%^	6.270	(c)	03/01/25	1,340	1,321,452

Leisure Time 1.1%
Alterra Mountain Co., Initial Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	07/31/24	1,664	1,658,037
Bombardier, Inc. (Canada), Term Loan B, 1 Month LIBOR + 2.000%	4.490	(c)	05/23/25	2,911	2,876,178
Clubcorp Holdings, Inc., Term B Loan (First Lien), 3 Month LIBOR + 2.750%	5.550	(c)	09/18/24	2,680	2,597,663
Recess Holdings, Inc., Initial Term Loan (First Lien), 1 - 3 Month LIBOR + 3.750%	6.395	(c)	09/30/24	2,391	2,312,910
Sabre Glbl, Inc., 2018 Other Term B Loan, 1 Month LIBOR + 2.000%	4.490	(c)	02/22/24	1,151	1,147,632

					10,592,420

Lodging 1.3%
Caesars Resort Collection LLC, Term B Loan, 1 Month LIBOR + 2.750%	5.240	(c)	12/23/24	3,438	3,426,388
CityCenter Holdings LLC, Refinancing Term Loan, 1 Month LIBOR + 2.250%	4.740	(c)	04/18/24	4,836	4,786,176
Four Seasons Hotels Ltd. (Canada), Restated Term Loan, 1 Month LIBOR + 2.000%	4.490	(c)	11/30/23	2,078	2,062,787
Station Casinos LLC, Term B Facility Loan, 1 Month LIBOR + 2.500%	5.000	(c)	06/08/23	963	953,307
Wynn Resorts Ltd., Term Loan, 1 Month LIBOR + 2.250%	4.750	(c)	10/30/24	1,875	1,850,001

					13,078,659

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	31

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Machinery-Construction & Mining 0.7%
North American Lifting Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	7.300	%(c)	11/27/20	4,057	$3,689,130
Loan (Second Lien), 3 Month LIBOR + 9.000%^	11.800	(c)	11/26/21	900	751,500
Revere Power LLC,
Term Loan	—	(p)	03/31/26	950	933,852
Term Loan	—	(p)	03/31/26	150	146,898
Terex Corp., Incremental U.S. Term Loan (2018), 1 Month LIBOR + 2.000%^	4.490	(c)	01/31/24	1,675	1,654,303

					7,175,683

Machinery-Diversified 2.6%
AI Alpine AT Bidco, Facility B (USD), 3 Month LIBOR + 3.250%^	5.990	(c)	11/30/25	1,225	1,200,500
CD&R Hydra Buyer, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	6.740	(c)	12/11/24	1,884	1,855,721
Clark Equipment Co. (South Korea), Refinancing Tranche B Term Loan, 3 Month LIBOR + 2.000%	4.800	(c)	05/18/24	5,360	5,299,831
Douglas Dynamics LLC, 2017 Replacement Term Loan B, 1 Month LIBOR + 3.000%^	5.500	(c)	12/31/21	1,238	1,225,615
DXP Enterprises, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%^	7.240	(c)	08/29/23	716	712,358
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.250%^	6.050	(c)	07/19/24	3,407	3,270,554
Hyster Yale Group, Inc., Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	05/30/23	873	866,591
New VAC US LLC (Germany), Term B Loan, 3 Month LIBOR + 4.000%^	6.800	(c)	03/08/25	1,638	1,617,155
Pro Mach Group, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%	5.490	(c)	03/07/25	3,201	3,134,796
Rexnord LLC, Refinancing Term Loan, 1 Month LIBOR + 2.000%	4.493	(c)	08/21/24	2,000	1,994,000
Sunsource, Inc., Second Lien Initial Term Loan, 1 Month LIBOR + 8.000%	10.490	(c)	04/30/26	300	281,250
Thermon Holding Corp., Term B Loan, 1 Month LIBOR + 3.750%^	6.260	(c)	10/30/24	1,119	1,119,450

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Machinery-Diversified (cont’d.)
Titan Acquisition Ltd. (Canada), Initial Term Loan, 1 Month LIBOR + 3.000%	5.490	%(c)	03/28/25	2,482	$2,378,229
Welbilt, Inc., Term Loan, 1 Month LIBOR + 2.500%^	4.990	(c)	10/23/25	1,425	1,417,875

					26,373,925

Media 6.3%
A-L Parent LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%^	5.750	(c)	12/01/23	1,011	1,008,526
Altice Financing SA (Luxembourg), October 2017 USD Term Loan, 1 Month LIBOR + 2.750%^	5.230	(c)	01/31/26	741	718,406
Beasley Mezzanine Holdings LLC, Initial Term Loan, 1 Month LIBOR + 4.000%	6.480	(c)	11/01/23	2,049	2,038,921
CBS Radio, Inc., Term Loan B-1, 1 Month LIBOR + 2.750%^	5.240	(c)	11/18/24	2,441	2,425,577
Charter Communications Operating LLC, Term B Loan, 1 Month LIBOR + 2.000%	4.500	(c)	04/30/25	5,472	5,454,774
Cogeco Communications, LP, Term B Loan, 1 Month LIBOR + 2.380%	4.870	(c)	01/03/25	3,713	3,669,104
CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	4.740	(c)	07/15/25	992	981,259
February 2019 Incremental Term Loan, 3 Month LIBOR + 3.000%	5.590	(c)	04/15/27	850	845,750
October 2018 Incremental Term Loan, 1 Month LIBOR + 2.250%^	4.740	(c)	01/15/26	3,700	3,663,000
Entravision Communications Corp., Term B Loan, 1 Month LIBOR + 2.750%^	5.240	(c)	11/29/24	1,654	1,563,098
Gray Television, Inc., Term C Loan, 1 Month LIBOR + 2.500%	5.010	(c)	01/02/26	1,400	1,386,000
Meredith Corp., Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	01/31/25	2,014	2,010,093
Mission Broadcasting, Inc., Term B-3 Loan, 1 Month LIBOR + 2.250%^	4.760	(c)	01/17/24	261	257,448
NEP Group, Inc., First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	10/20/25	2,000	2,000,000
Nexstar Broadcasting, Inc., Term B-3 Loan, 1 Month LIBOR + 2.250%	4.740	(c)	01/17/24	1,443	1,417,805

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	33

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Media (cont’d.)
Nielsen Finance LLC, Class B-4 Term Loan, 1 Month LIBOR + 2.000%	4.520	%(c)	10/04/23	4,081	$4,051,626
Numericable US LLC (France),
USD TLB-11 Term Loan, 1 Month LIBOR + 2.750%^	5.240	(c)	07/31/25	590	567,394
USD TLB-12 Term Loan, 1 Month LIBOR + 3.690%	6.180	(c)	01/31/26	1,703	1,643,817
USD TLB-13 Incremental Term Loan, 1 Month LIBOR + 4.000%	6.490	(c)	08/14/26	2,494	2,425,172
Radiate HoldCo LLC, Closing Date Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	02/01/24	5,153	5,122,242
Tribune Media Co., Term C Loan, 1 Month LIBOR + 3.000%	5.490	(c)	01/27/24	3,933	3,925,725
UnityMedia Hessen GmbH & Co. (Germany),
First Lien Term Loan D, 1 Month LIBOR + 2.250%	4.740	(c)	01/15/26	2,000	1,987,500
Senior Facility B, 1 Month LIBOR + 2.250%	4.740	(c)	09/30/25	1,000	993,750
Univision Communications, Inc., 2017 Replacement Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	03/15/24	3,609	3,352,239
UPC Financing Partnership, Facility AR, 1 Month LIBOR + 2.500%	4.990	(c)	01/15/26	3,291	3,285,571
Virgin Media Bristol LLC, K Facility, 1 Month LIBOR + 2.500%	4.990	(c)	01/15/26	3,000	2,979,750
WideOpenWest Finance LLC, Refinancing Term B Loan, 1 Month LIBOR + 3.250%^	5.730	(c)	08/18/23	3,027	2,981,397

					62,755,944

Metal Fabricate/Hardware 1.8%
Anvil International LLC, Initial Term Loan B, 1 - 2 Month LIBOR + 4.500%^	7.040	(c)	08/01/24	2,550	2,537,163
Crosby US Acquisition Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	5.480	(c)	11/23/20	9,284	8,859,201
Dynacast International LLC, Term B-1 Loan (First Lien), 3 Month LIBOR + 3.250%^	5.770	(c)	01/28/22	3,316	3,266,019
Global Brass & Copper, Inc., New Term Loan B, 1 Month LIBOR + 2.500%^	5.000	(c)	05/29/25	1,990	1,979,873
Penn Engineering & Manufacturing Corp., Tranche B Term Loan, 1 Month LIBOR + 2.750%^	5.250	(c)	06/27/24	542	538,364
Wireco Worldgroup, Inc. (Cayman Islands), First Lien Term Loan, 1 Month LIBOR + 5.000%	7.490	(c)	09/29/23	858	857,160

					18,037,780

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Mining 0.3%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	7.240	%(c)	02/27/23	1,320	$1,322,600
Covia Holdings Corp., Initial Term Loan, 3 Month LIBOR + 3.750%	6.550	(c)	06/02/25	1,468	1,240,143

					2,562,743

Miscellaneous Manufacturing 0.1%
International Textile Group, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 5.000%	7.510	(c)	05/01/24	1,062	1,032,370

Oil & Gas 1.0%
Ascent Resources Marcellus LLC, Exit Term Loan, 1 Month LIBOR + 6.500%	9.020	(c)	03/30/23	250	249,479
California Resources Corp., Term Loan (08/16), 1 Month LIBOR + 10.380%^	12.870	(c)	12/31/21	1,275	1,332,375
Citgo Petroleum Corp., Term B Loan, 3 Month LIBOR + 3.500%	6.300	(c)	07/29/21	3,083	3,005,747
Delek Us Holdings, Inc., Term Loan, 1 Month LIBOR + 2.250%	4.750	(c)	03/31/25	2,335	2,300,337
PowerTeam Services LLC, Initial Term Loan (First Lien), 3 Month LIBOR + 3.250%	6.060	(c)	03/06/25	3,674	3,529,906

					10,417,844

Oil & Gas Services 0.2%
Lucid Energy Group II Borrower LLC, Initial Term Loan, 1 Month LIBOR + 3.000%^	5.490	(c)	02/17/25	1,974	1,835,587

Packaging & Containers 1.6%
Albea Beauty Holdings SA (France), Facility B2 (USD), 3 - 6 Month LIBOR + 3.000%	5.845	(c)	04/22/24	1,266	1,243,292
Berry Global, Inc., Term R Loan, 1 Month LIBOR + 2.000%	4.520	(c)	01/19/24	2,588	2,576,618
BWay Holding Co., Initial Term Loan, 3 Month LIBOR + 3.250%	6.030	(c)	04/03/24	1,391	1,363,242
Charter Nex US, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	05/16/24	2,399	2,343,108
Multi-Color Corp., Term B Loan, 1 Month LIBOR + 2.000%^	4.490	(c)	10/31/24	1,496	1,466,297

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	35

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Packaging & Containers (cont’d.)
Plaze, Inc., Term Loan, 1 Month LIBOR + 3.500%^	6.010	%(c)	07/31/22	1,868	$1,849,404
Pregis Holding I Corp., First Lien Term Loan, 3 Month LIBOR + 3.500%^	6.310	(c)	05/20/21	2,109	2,077,545
Ring Container Technologies LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 2.750%^	5.240	(c)	10/31/24	1,259	1,233,386
Tank Holding Corp., New Initial Term Loan, 1 Month LIBOR + 3.250%	5.765	(c)	03/17/22	2,160	2,146,819

					16,299,711

Pharmaceuticals 3.3%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	5.990	(c)	09/26/24	2,853	2,722,617
Amneal Pharmaceuticals LLC, Initial Term Loan, 1 Month LIBOR + 3.500%	6.000	(c)	05/04/25	3,581	3,576,806
Arbor Pharmaceuticals LLC, Initial Term Loan, 3 Month LIBOR + 5.000%^	7.800	(c)	07/05/23	2,227	1,925,896
Bausch Health Co., Inc., Initial Term Loan, 1 Month LIBOR + 3.000%	5.510	(c)	06/02/25	4,578	4,580,743
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	03/01/24	4,334	4,299,805
Endo Luxembourg Finance Co. I Sarl, Initial Term Loan, 1 Month LIBOR + 4.250%^	6.750	(c)	04/29/24	1,981	1,981,187
Horizon Pharma, Inc., Fourth Amendment Refinancing Term Loan, 1 Month LIBOR + 3.000%	5.500	(c)	03/29/24	150	149,812
Lannett Co., Inc., Initial Tranche B Term Loan, 1 Month LIBOR + 5.380%	7.870	(c)	11/25/22	2,159	1,959,643
NVA Holdings, Inc., Term B-3 Loan (First Lien), 1 Month LIBOR + 2.750%	5.240	(c)	02/02/25	5,293	5,163,820
PharMerica Corp., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%^	5.980	(c)	12/06/24	5,061	5,054,986
Vetcor Professional Practices LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%^	5.490	(c)	07/02/25	1,368	1,327,081

					32,742,396

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Pipelines 0.4%
BCP Renaissance Parent LLC, Initial Term Loan, 3 Month LIBOR + 3.500%	6.240	%(c)	10/31/24	337	$336,269
Equitrans Midstream Corp., Term Loan, 1 Month LIBOR + 4.500%^	7.000	(c)	01/31/24	1,350	1,350,000
Southcross Energy Partners LP, Initial Term Loan, 3 Month LIBOR + 4.250%	7.050	(c)	08/04/21	2,228	1,999,543

					3,685,812

Private Equity 0.1%
Canyon Valor Co., Inc., Initial Dollar Term Loan (First Lien), 3 Month LIBOR + 2.750%	5.550	(c)	06/16/23	786	775,676

Real Estate 2.6%
ASP MCS Acquisition Corp., Initial Term Loan, 1 Month LIBOR + 4.750%	7.240	(c)	05/20/24	1,256	1,017,259
Brookfield Property REIT, Inc., Initial Term B Loan, 1 Month LIBOR + 2.500%	4.990	(c)	08/27/25	15,137	14,755,487
DTZ US Borrower LLC, Closing Date Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	08/21/25	5,786	5,742,109
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%^	6.240	(c)	01/30/24	4,175	4,175,463
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%	6.240	(c)	01/30/24	230	225,113

					25,915,431

Real Estate Investment Trusts (REITs) 1.3%
Istar, Inc., New Term Loan B, 1 Month LIBOR + 2.750%^	5.245	(c)	06/28/23	2,633	2,609,719
MGM Growth Properties Operating Partnership LP, Term B Loan, 1 Month LIBOR + 2.000%	4.490	(c)	03/21/25	2,999	2,982,060
RHP Hotel Properties, LP, Tranche B Term Loan, 3 Month LIBOR + 2.000%	4.780	(c)	05/11/24	2,736	2,725,816
VICI Properties 1 LLC, Term B Loan, 1 Month LIBOR + 2.000%	4.480	(c)	12/20/24	4,412	4,384,244

					12,701,839

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	37

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail 6.4%
Academy, Ltd., Initial Term Loan, 1 Month LIBOR + 4.000%	6.510	%(c)	07/01/22	4,062	$2,810,149
Ashco LLC, Initial Term Loan, 1 Month LIBOR + 5.000%	7.490	(c)	09/25/24	4,345	4,331,173
At Home Holding III, Inc., Term Loan, 3 Month LIBOR + 3.500%^	6.240	(c)	06/03/22	3,375	3,307,052
Beacon Roofing Supply, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	4.770	(c)	01/02/25	3,275	3,240,155
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	5.740	(c)	02/15/21	1,014	987,813
CWGS Group LLC, Term Loan, 1 Month LIBOR + 2.750%	5.250	(c)	11/08/23	2,828	2,669,024
EG America LLC (United Kingdom),
Additional Facility Loan, 3 Month LIBOR + 4.000%	6.810	(c)	02/07/25	3,057	2,963,311
Second Lien Facility (USD), 3 Month LIBOR + 8.000%	10.810	(c)	04/20/26	1,400	1,358,000
Foundation Building Materials LLC, Term Loan, 1 Month LIBOR + 3.250%^	5.740	(c)	08/13/25	2,225	2,180,500
Harbor Freight Tools USA, Inc., 2018 Initial Term Loan, 1 Month LIBOR + 2.500%	4.990	(c)	08/18/23	3,532	3,486,641
Highline Aftermarket Acquisition LLC, Term Loan, 1 Month LIBOR + 3.500%^	6.000	(c)	04/28/25	1,462	1,389,176
Hoffmaster Group, Inc., Tranche B-1 Term Loan, 1 Month LIBOR + 4.000%^	6.490	(c)	11/21/23	2,677	2,670,725
K-Mac Holdings Corp., First Lien Initial Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	03/14/25	2,286	2,249,918
Leslie’s Poolmart, Inc., Tranche B-2 Term Loan, 2 Month LIBOR + 3.500%	6.080	(c)	08/16/23	3,229	3,132,577
Men’s Wearhouse, Inc. (The), Tranche B-2 Term Loan, 1 Month LIBOR + 3.250%^	5.760	(c)	04/09/25	3,740	3,721,534
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1 Month LIBOR + 2.500%	4.988	(c)	01/30/23	2,605	2,585,615
Neiman Marcus Group Ltd. LLC, Other Term Loan, 1 Month LIBOR + 3.250%	5.760	(c)	10/26/20	792	724,582
Petco Animal Supplies, Inc., Term Loan, 3 Month LIBOR + 3.250%	5.990	(c)	01/26/23	4,413	3,441,805
PetSmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	5.520	(c)	03/11/22	2,293	1,951,115
PF Changs China Bistro, Inc., Initial Term Loan, 3 Month LIBOR + 5.000%	7.670	(c)	09/01/22	1,383	1,377,167
Rough Country LLC, Term Loan (First Lien), 1 Month LIBOR + 3.750%	6.240	(c)	05/25/23	1,961	1,931,517

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail (cont’d.)
Sally Holdings LLC, Term B-2 Loan^	4.500%		07/05/24	4,046	$3,904,622
Serta Simmons Bedding LLC, First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	6.000	(c)	11/08/23	2,132	1,770,742
Staples, Inc., Closing Date Term Loan, 1 Month LIBOR + 4.000%	6.510	(c)	09/12/24	4,082	4,052,370
Tacala Investment Corp., Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%	5.740	(c)	01/31/25	2,403	2,364,273

					64,601,556

Semiconductors 2.0%
Bright Bidco BV (Netherlands), 2018 Refinancing Term Loan B, 1 - 3 Month LIBOR + 3.500%	6.093	(c)	06/30/24	3,333	2,711,116
Brooks Automation, Inc.,
Initial Term B Loan, 3 Month LIBOR + 2.500%^	5.360	(c)	10/04/24	1,312	1,278,956
Term Loan B, 3 Month LIBOR + 3.000%^	5.690	(c)	10/04/24	1,475	1,467,625
Cabot Microelectronics Corp., Initial Term Loan, 1 Month LIBOR + 2.250%	4.750	(c)	11/17/25	1,650	1,644,844
Cohu, Inc., Initial Term B Loan, 3 Month LIBOR + 3.000%^	5.810	(c)	10/01/25	2,868	2,810,456
Lattice Semiconductor Corp., Term Loan, 1 Month LIBOR + 4.250%	6.760	(c)	03/10/21	949	951,824
Macom Technology Solutions Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 2.250%	4.740	(c)	05/17/24	3,466	3,266,113
MaxLinear, Inc., Initial Term B Loan, 1 Month LIBOR + 2.500%^	4.990	(c)	05/12/24	1,931	1,926,467
Microchip Technology, Inc., Initial Term Loan, 1 Month LIBOR + 2.000%	4.500	(c)	05/29/25	2,946	2,936,223
MKS Instruments, Inc., Tranche B-5 Term Loan, 3 Month LIBOR + 2.250%	4.760	(c)	02/01/26	725	723,641

					19,717,265

Software 7.6%
Aptean, Inc., Term Loan B, 3 Month LIBOR + 4.250%	7.060	(c)	12/20/22	715	715,076
Boxer Parent Co., Inc., Initial Dollar Term Loan, 3 Month LIBOR + 4.250%	7.050	(c)	10/02/25	5,325	5,291,112

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	39

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Bracket Intermediate Holding Corp., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%^	7.000	%(c)	09/05/25	1,571	$1,551,424
CommerceHub, Inc., First Lien Term Loan, 1 Month LIBOR + 3.750%^	6.240	(c)	05/21/25	2,985	2,955,150
DiscoverOrg LLC, First Lien Initial Term Loan, 3 Month LIBOR + 4.500%	7.240	(c)	02/02/26	325	321,953
Dun & Bradstreet Corp., Initial Term Loan, 1 Month LIBOR + 5.000%	7.480	(c)	02/06/26	2,600	2,603,250
EagleView Technology Corp., First Lien Term Loan, 1 Month LIBOR + 3.500%	5.980	(c)	08/14/25	3,000	2,925,000
Evergreen Skills Lux Sarl (Luxembourg), First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	7.240	(c)	04/28/21	1,795	1,445,061
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	9.335	(c)	07/12/23	1,481	1,479,160
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	10.050	(c)	06/13/25	1,500	1,474,500
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	6.300	(c)	06/13/24	3,950	3,911,400
First Data Corp.,
2022D New Dollar Term Loan, 1 Month LIBOR + 2.000%	4.490	(c)	07/08/22	8,579	8,568,153
2023 Term A Loan, 1 Month LIBOR + 1.500%	3.990	(c)	10/26/23	675	671,794
2024A New Dollar Term Loan, 1 Month LIBOR + 2.000%	4.490	(c)	04/26/24	1,421	1,419,654
Greeneden Us Holdings II LLC, Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	12/01/23	4,124	4,078,899
IQVIA, Inc., Term B-3 Dollar Loan, 1 Month LIBOR + 1.750%	4.240	(c)	06/11/25	995	989,092
Kronos, Inc.,
2018 New Incremental Term Loan, 3 Month LIBOR + 3.000%	5.740	(c)	11/01/23	3,078	3,064,739
Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	10.990	(c)	11/01/24	400	406,250
MA Financeco LLC (United Kingdom), Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%	4.990	(c)	06/21/24	627	620,581
Micro Holding Corp., Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%	6.240	(c)	09/15/24	3,149	3,128,817
Nthrive, Inc., First Lien Term B-2 Loan, 1 Month LIBOR + 4.500%^	6.990	(c)	10/20/22	2,955	2,888,347

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Omnitracs LLC, Term Loan, 3 Month LIBOR + 2.750%	5.570	%(c)	03/21/25	1,882	$1,838,248
Quest Software US Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 4.250%	6.990	(c)	05/16/25	2,519	2,504,520
Rackspace Hosting, Inc., Term B Loan (First Lien), 2 - 3 Month LIBOR + 3.000%	5.685	(c)	11/03/23	5,232	4,976,545
Renaissance Holding Corp., Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%	5.740	(c)	05/30/25	392	382,201
RP Crown Parent LLC, Initial Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	10/12/23	1,990	1,968,706
SCS Holdings I, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 9.500%^	11.990	(c)	10/30/23	500	496,250
New Tranche B Term Loan (First Lien), 1 Month LIBOR + 4.250%	6.740	(c)	10/30/22	1,688	1,692,085
Seattle Escrow Borrower LLC, Initial Term Loan, 1 Month LIBOR + 2.500%	4.990	(c)	06/21/24	4,236	4,190,936
SS&C Technologies, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%	4.740	(c)	04/16/25	2,643	2,630,273
Term B-4 Loan, 1 Month LIBOR + 2.250%	4.740	(c)	04/16/25	1,012	1,007,541
Term B-5 Loan, 1 Month LIBOR + 2.250%	4.740	(c)	04/16/25	2,219	2,209,417
Tibco Software, Inc., Term B-1 Loan, 1 Month LIBOR + 3.500%	6.010	(c)	12/04/20	1,569	1,564,818

					75,970,952

Storage/Warehousing 0.2%
Contanda LLC, Term Loan, 3 Month LIBOR + 3.500%^	6.300	(c)	02/27/20	1,675	1,633,125

Technology 0.2%
Cologix Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	5.490	(c)	03/20/24	2,421	2,339,097

Telecommunications 8.2%
Avaya, Inc., Tranche B Term Loan, 1 - 2 Month LIBOR + 4.250%	6.795	(c)	12/15/24	2,827	2,823,002
Casa Systems, Inc., Initial Term Loan, 1 Month LIBOR + 4.000%^	6.490	(c)	12/20/23	1,226	1,207,230

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	41

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
CenturyLink, Inc., Initial Term B Loan, 1 Month LIBOR + 2.750%	5.240	%(c)	01/31/25	8,081	$7,953,656
CommScope, Inc., Term Loan^	—	(p)	03/31/26	6,500	6,524,375
Consolidated Communications, Inc., 2016 Initial Term Loan, 1 Month LIBOR + 3.000%	5.500	(c)	10/05/23	3,985	3,864,205
Coral US Co-Borrower LLC, Term B-4 Loan, 1 Month LIBOR + 3.250%	5.740	(c)	02/02/26	1,525	1,517,102
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.880	(c)	05/27/24	4,280	3,766,797
Frontier Communications Corp., Term B-1 Loan, 1 Month LIBOR + 3.750%	6.250	(c)	06/17/24	4,094	3,937,043
Global Tel Link Corp.,
First Lien Term Loan, 1 Month LIBOR + 4.250%	6.740	(c)	11/29/25	3,701	3,682,302
Second Lien Term Loan, 1 Month LIBOR + 8.250%^	10.740	(c)	11/27/26	825	808,500
GTT Communications, Inc., Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%	5.240	(c)	05/31/25	5,423	5,167,431
Intelsat Jackson Holdings SA (Luxembourg), Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	6.230	(c)	11/27/23	3,775	3,767,922
IPC Corp., Term B-1 Loan (First Lien), 3 Month LIBOR + 4.500%^	7.250	(c)	08/06/21	757	598,274
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Month LIBOR + 2.250%	4.730	(c)	02/22/24	3,000	2,989,686
MLN US HoldCo LLC, Term B Loan (First Lien), 1 Month LIBOR + 4.500%	6.990	(c)	12/01/25	2,125	2,108,176
Securus Technologies Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 8.250%	10.740	(c)	11/01/25	750	730,000
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	6.990	(c)	11/01/24	2,040	2,026,925
Term Loan	—	(p)	11/01/24	440	437,250
Speedcast International Ltd. (Australia), Initial Term Loan, 3 Month LIBOR + 2.750%^	5.550	(c)	05/15/25	2,938	2,864,300
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%^	5.000	(c)	02/02/24	13,917	13,725,525
Term Loan	—	(p)	02/02/24	325	321,750
Telenet Finance USD LLC (Belgium), Term Loan AN Facility, 1 Month LIBOR + 2.250%	4.740	(c)	08/17/26	2,750	2,710,813

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
West Corp.,
Incremental B1 Term Loan, 1 - 3 Month LIBOR + 3.500%	6.060	%(c)	10/10/24	2,239	$2,104,425
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	6.560	(c)	10/10/24	2,002	1,894,089
Windstream Services LLC, Tranche B-7 Term Loan, 1 Month LIBOR + 3.250%	5.740	(c)	02/19/24	685	655,369
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%^	6.800	(c)	09/09/21	3,887	3,881,856

					82,068,003

Textiles 0.2%
ASP Unifrax Holdings, Inc., USD Term Loan (First Lien), 3 Month LIBOR + 3.750%^	6.530	(c)	12/12/25	1,700	1,623,500

Transportation 0.8%
Daseke Companies, Inc., Replacement Term Loan, 1 Month LIBOR + 5.000%	7.490	(c)	02/27/24	2,639	2,625,906
Rep Wwex Acquisition Parent LLC, Term Loan (First Lien), 3 Month LIBOR + 4.000%	6.870	(c)	02/05/24	2,268	2,245,146
Transplace Holdings, Inc.,
2018 Incremental Term Loan, 1 Month LIBOR + 3.750%^	6.230	(c)	10/07/24	1,164	1,149,527
Initial Loan (Second Lien), 1 Month LIBOR + 8.750%^	11.230	(c)	10/06/25	204	196,844
XPO Logistics, Inc., Refinancing Term Loan, 1 Month LIBOR + 2.000%	4.490	(c)	02/24/25	2,000	1,979,166

					8,196,589

Trucking & Leasing 0.4%
Avolon TLB Borrower 1 US LLC (Ireland), Term B-3 Loan, 1 Month LIBOR + 2.000%	4.480	(c)	01/15/25	4,092	4,087,374

TOTAL BANK LOANS (cost $958,379,846)					939,915,909

CORPORATE BONDS 2.9%

Aerospace & Defense 0.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500		12/01/24	500	508,750

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	43

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.875%	04/15/27	1,600	$1,587,936
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	750	825,000

				2,921,686

Agriculture 0.1%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	700	619,500

Building Materials 0.2%
Griffon Corp., Gtd. Notes	5.250	03/01/22	1,550	1,530,625
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	800	812,000

				2,342,625

Computers 0.2%
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	2,500	2,500,000

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250	07/15/22	1,125	1,102,500

Electric 0.1%
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750	01/15/25	1,600	1,532,000

Entertainment 0.4%
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.875	11/15/26	1,000	900,100
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	02/15/22	1,500	1,567,500
Sr. Sec’d. Notes, 144A	6.250	01/15/27	1,300	1,353,625

				3,821,225

Foods 0.3%
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750	06/15/25	2,650	2,683,125

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.0%
Mallinckrodt International Finance SA, Gtd. Notes	4.750%	04/15/23	200	$162,000

Healthcare-Services 0.3%
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	6.250	03/31/23	1,050	1,010,625
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes(a)	6.750	06/15/23	950	973,750
Sr. Unsec’d. Notes	8.125	04/01/22	700	747,250

				2,731,625

Home Builders 0.1%
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	1,000	992,500

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26	1,000	997,500

Media 0.0%
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26	250	246,250

Oil & Gas 0.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	2,850	904,875
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	2,150	2,206,438
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375	01/30/23	2,925	2,669,062

				5,780,375

Pharmaceuticals 0.1%
NVA Holdings, Inc., Gtd. Notes, 144A	6.875	04/01/26	700	675,500

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	45

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.0%
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125%	04/01/23	500	$426,250

TOTAL CORPORATE BONDS (cost $30,396,696)				29,534,661

			Shares

COMMON STOCKS 0.1%

Commercial Services & Supplies 0.0%
Tweddle Group, Inc. (original cost $2,705; purchased 09/17/18)^(f)			2,705	27

Oil, Gas & Consumable Fuels 0.0%
Ascent Resources - Marcellus LLC (Class A Stock)*^			182,358	501,484

Software 0.1%
Avaya Holdings Corp.			32,696	506,461

TOTAL COMMON STOCKS (cost $1,057,511)				1,007,972

			Units

WARRANTS* 0.0%

Oil, Gas & Consumable Fuels
Ascent Resources - Marcellus LLC, 1st Lien, expiring 03/30/23^			46,500	465
Ascent Resources - Marcellus LLC, 2nd Lien Tranche A, expiring 03/30/23^			18,026	1,803
Ascent Resources - Marcellus LLC, 2nd Lien Tranche B, expiring 03/30/23^			14,021	701

TOTAL WARRANTS (cost $6,431)				2,969

TOTAL LONG-TERM INVESTMENTS (cost $1,016,306,320)				996,791,533

See Notes to Financial Statements.

46

Description	Shares	Value

SHORT-TERM INVESTMENTS 1.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	8,888,957	$8,888,957
PGIM Institutional Money Market Fund (cost $4,364,172; includes $4,354,671 of cash collateral for securities on loan)(b)(w)	4,364,113	4,365,422

TOTAL SHORT-TERM INVESTMENTS (cost $13,253,129)		13,254,379

TOTAL INVESTMENTS 100.7% (cost $1,029,559,449)		1,010,045,912
Liabilities in excess of other assets(z) (0.7)%		(7,434,112)

NET ASSETS 100.0%		$1,002,611,800

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

Q—Quarterly payment frequency for swaps

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $236,601,816 and 23.6% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,260,839; cash collateral of $4,354,671 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2019.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,705. The aggregate value of $27 is 0.0% of net assets.
(p)	Interest rate not available as of February 28, 2019.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	47

Schedule of Investments (continued)

as of February 28, 2019

Unfunded loan commitments outstanding at February 28, 2019:

Borrower	Principal Amount (000)	Current Value	Unrealized Appreciation	Unrealized Depreciation
Carlisle Foodservice Products, Inc., First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.000%, 5.792%, Maturity Date 3/20/2025 (cost $422,536)	424	$408,860	$—	$(13,676)
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, 3 Month LIBOR + 3.750%, 6.489%, Maturity Date 6/6/2025 (cost $83,412)	83	82,526	—	(886)
Heartland Dental LLC, Delayed Draw Term Loan, 3 Month LIBOR + 3.750%, 6.501%, Maturity Date 4/30/2025 (cost $36,913)	37	36,428	—	(484)
VT Topco, Inc., First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.750%, 6.486%, Maturity Date 8/1/2025 (cost $108,162)	108	107,613	—	(549)

		$635,427	$—	$(15,595)

Credit default swap agreements outstanding at February 28, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Aegon	03/07/19	0.500%(M)	5,814	*	$4,036	$—	$4,036	Goldman Sachs International
ALM Loan Funding	03/07/19	0.500%(M)	181	*	125	—	125	Goldman Sachs International
Anchorage Capital CLO Ltd.	03/07/19	0.500%(M)	1,449	*	1,006	—	1,006	Goldman Sachs International
Apidos	03/07/19	0.500%(M)	506	*	351	—	351	Goldman Sachs International
Arrowpoint CLO Ltd.	03/07/19	0.500%(M)	9,994	*	6,936	—	6,936	Goldman Sachs International
Atlas Senior Loan Fund Ltd.	03/07/19	0.500%(M)	4,738	*	3,289	—	3,289	Goldman Sachs International
Atlas Senior Loan Fund Ltd.	03/07/19	1.000%(M)	556	*	772	—	772	Goldman Sachs International

See Notes to Financial Statements.

48

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Blue Mountain CLO II Ltd.	03/07/19	1.000%(M)	932	*	$1,294	$—	$1,294	Goldman Sachs International
Blue Mountain CLO II Ltd.	03/07/19	0.500%(M)	180	*	145	—	145	Goldman Sachs International
Carlyle	03/07/19	0.500%(M)	179	*	125	—	125	Goldman Sachs International
CIFC	03/07/19	0.500%(M)	393	*	273	—	273	Goldman Sachs International
Cutwater	03/07/19	1.000%(M)	922	*	1,279	—	1,279	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	1.000%(M)	5,233	*	7,264	—	7,264	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	0.500%(M)	3,760	*	2,610	—	2,610	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	1.000%(M)	2,070	*	2,874	—	2,874	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	1.000%(M)	1,982	7.000%	2,752	—	2,752	Goldman Sachs International
Flagship	03/07/19	1.000%(M)	4,094	*	5,683	—	5,683	Goldman Sachs International
Fortress Credit BSL Ltd. CLO	03/07/19	0.500%(M)	2,081	*	1,444	—	1,444	Goldman Sachs International
Harbourview	03/07/19	1.000%(M)	1,101	*	1,528	—	1,528	Goldman Sachs International
Haymarket CLO	03/07/19	0.500%(M)	422	*	293	—	293	Goldman Sachs International

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	49

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Highbridge	03/07/19	1.000%(M)	748	*	$1,039	$—	$1,039	Goldman Sachs International
Invesco	03/07/19	0.500%(M)	8,871	*	6,157	—	6,157	Goldman Sachs International
Invesco	03/07/19	0.500%(M)	7,150	*	4,963	—	4,963	Goldman Sachs International
KCAP Financial Inc.	03/07/19	1.000%(M)	1,872	*	2,598	—	2,598	Goldman Sachs International
KCAP Financial Inc.	03/07/19	1.000%(M)	1,196	*	1,660	—	1,660	Goldman Sachs International
LCM Limited Partnership	03/07/19	1.000%(M)	1,092	*	1,515	—	1,515	Goldman Sachs International
MidOcean Credit CLO	03/07/19	0.500%(M)	3,503	*	2,431	—	2,431	Goldman Sachs International
MidOcean Credit CLO	03/07/19	1.000%(M)	2,829	*	3,927	—	3,927	Goldman Sachs International
Oaktree CLO Ltd.	03/07/19	0.500%(M)	5,043	*	3,500	—	3,500	Goldman Sachs International
OCH Ziff Loan Management Funding Ltd.	03/07/19	0.500%(M)	2,457	*	1,706	—	1,706	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	683	*	474	—	474	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	405	*	281	—	281	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	318	*	221	—	221	Goldman Sachs International

See Notes to Financial Statements.

50

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Octagon Investment Partners X Ltd.	03/07/19	0.500%(M)	716	*	$497	$—	$497	Goldman Sachs International
Octagon Investment Partners X Ltd.	03/07/19	1.000%(M)	235	7.000%	326	—	326	Goldman Sachs International
Octagon Investment Partners X Ltd.	03/07/19	1.000%(M)	122	*	169	—	169	Goldman Sachs International
Octagon Investment Partners XXV Ltd.	03/07/19	1.000%(M)	216	7.000%	300	—	300	Goldman Sachs International
Onex	03/07/19	0.500%(M)	3,617	*	2,511	—	2,511	Goldman Sachs International
Rothchild Corp.	03/07/19	1.000%(M)	3,093	*	4,293	—	4,293	Goldman Sachs International
Rothchild Corp.	03/07/19	1.000%(M)	1,321	*	1,833	—	1,833	Goldman Sachs International
SEIX Investments Advisors	03/07/19	0.500%(M)	9,441	*	6,553	—	6,553	Goldman Sachs International
SEIX Investments Advisors	03/07/19	0.500%(M)	2,298	*	1,595	—	1,595	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	1,220	*	1,693	—	1,693	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	620	*	860	—	860	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	385	*	535	—	535	Goldman Sachs International
Shenkman Capital	03/07/19	1.000%(M)	2,374	*	3,295	—	3,295	Goldman Sachs International

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	51

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Steele Creek	03/07/19	0.500%(M)	1,592	*	$1,105	$—	$1,105	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	1,556	*	2,160	—	2,160	Goldman Sachs International
Steele Creek	03/07/19	0.500%(M)	1,464	*	1,016	—	1,016	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	435	*	603	—	603	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	185	*	256	—	256	Goldman Sachs International
Telos CLO Ltd.	03/07/19	0.500%(M)	2,384	*	1,655	—	1,655	Goldman Sachs International
Telos CLO Ltd.	03/07/19	1.000%(M)	677	*	940	—	940	Goldman Sachs International
Venture CDO Ltd.	03/07/19	0.500%(M)	3,441	*	2,388	—	2,388	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	3,027	*	4,202	—	4,202	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	1,598	*	2,218	—	2,218	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	286	*	396	—	396	Goldman Sachs International
Whitehorse	03/07/19	1.000%(M)	2,898	*	4,023	—	4,023	Goldman Sachs International
Wind River CLO Ltd.	03/07/19	1.000%(M)	1,001	*	1,390	—	1,390	Goldman Sachs International

See Notes to Financial Statements.

52

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
York	03/07/19	1.000%(M)	1,938	*	$2,690	$—	$2,690	Goldman Sachs International
Z Capital	03/07/19	1.000%(M)	639	*	887	—	887	Goldman Sachs International
ZAIS CDO	03/07/19	1.000%(M)	1,184	*	1,643	—	1,643	Goldman Sachs International

					$126,583	$—	$126,583

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	53

Schedule of Investments (continued)

as of February 28, 2019

credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at February 28, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
21,520	05/11/21	1.600%(S)	3 Month LIBOR(1)(Q)	$569,704	$384,432	$(185,272)
9,350	02/02/22	1.994%(S)	3 Month LIBOR(1)(Q)	(8,646)	157,951	166,597
7,200	02/03/24	2.228%(S)	3 Month LIBOR(1)(Q)	(53,105)	114,813	167,918
13,880	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	388,635	218,677	(169,958)
2,755	05/11/29	2.000%(S)	3 Month LIBOR(1)(Q)	237,188	167,765	(69,423)

				$1,133,776	$1,043,638	$(90,138)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$126,583	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$1,063,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

54

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$26,330,022	$—
Bank Loans	—	703,945,156	235,970,753
Corporate Bonds	—	29,534,661	—
Common Stocks	506,461	—	501,511
Warrants	—	—	2,969
Affiliated Mutual Funds	13,254,379	—	—
Other Financial Instruments*
Unfunded Loan Commitments	—	(15,595)	—
OTC Credit Default Swap Agreements	—	—	126,583
Centrally Cleared Interest Rate Swap Agreements	—	(90,138)	—

Total	$13,760,840	$759,704,106	$236,601,816

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks	Warrants	Credit Default Swap Agreements
Balance as of 02/28/18	$103,260,724	$—	$—	$12,894
Realized gain (loss)	(1,000,435)	—	—	12,089
Change in unrealized appreciation (depreciation)	(5,378,167)	(57,386)	(3,462)	113,689
Purchases/Exchanges/Issuances	174,806,204	558,897	6,431	—
Sales/Paydowns	(67,914,548)	—	—	(12,089)
Accrued discount/premium	184,237	—	—	—
Transfers into of Level 3	48,413,719	—	—	—
Transfers out of Level 3	(16,400,981)	—	—	—

Balance as of 02/28/19	$235,970,753	$501,511	$2,969	$126,583

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(5,014,937)	$(57,386)	$(3,462)	$126,583

*

Other financial instruments are derivatives, with the exception of unfunded loan commitments and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	55

Schedule of Investments (continued)

as of February 28, 2019

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2019	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Bank Loans	$235,970,753	Market Approach	Single Broker Indicative Quote	$79.00-$104.50 ($97.82)
Common Stocks	501,484	Market Approach	Single Broker Indicative Quote	$2.75
Common Stocks	27	Enterprise Value	Estimated EBITDA	$0.01
Warrants	2,969	Market Approach	Single Broker Indicative Quote	$0.01 - $0.10 ($0.04)
Credit Default Swap Agreements	126,583	Market Approach	Single Broker Indicative Quote	$0.07 - $0.14 ($0.10)

	$236,601,816

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$16,400,981	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$48,413,719	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

Telecommunications	8.2%
Software	7.7
Healthcare-Services	6.9
Retail	6.4
Media	6.3
Commercial Services	5.9
Pharmaceuticals	3.4
Foods	3.1
Chemicals	3.0
Computers	3.0
Machinery-Diversified	2.6
Collateralized Loan Obligations	2.6
Real Estate	2.6
Building Materials	2.3
Auto Parts & Equipment	2.1
Entertainment	2.1
Semiconductors	2.0

Diversified Financial Services	2.0%
Metal Fabricate/Hardware	1.8
Electric	1.7
Engineering & Construction	1.7
Packaging & Containers	1.6
Oil & Gas	1.6
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	1.3
Lodging	1.3
Aerospace & Defense	1.3
Insurance	1.3
Real Estate Investment Trusts (REITs)	1.3
Healthcare-Products	1.2
Leisure Time	1.1
Distribution/Wholesale	0.8
Holding Companies-Diversified	0.8
Transportation	0.8

See Notes to Financial Statements.

56

Industry Classification (cont’d.):
Machinery-Construction & Mining	0.7%
Auto Manufacturers	0.7
Environmental Control	0.6
Electronics	0.5
Home Furnishings	0.5
Advertising	0.4
Internet	0.4
Trucking & Leasing	0.4
Beverages	0.4
Electrical Components & Equipment	0.4
Pipelines	0.4
Apparel	0.3
Investment Companies	0.3
Household Products/Wares	0.3
Housewares	0.3
Hand/Machine Tools	0.3
Mining	0.3
Technology	0.2
Oil & Gas Services	0.2
Home Builders	0.2

Coal	0.2%
Storage/Warehousing	0.2
Textiles	0.2
Cosmetics/Personal Care	0.1
Iron/Steel	0.1
Miscellaneous Manufacturing	0.1
Private Equity	0.1
Agriculture	0.1
Oil, Gas & Consumable Fuels	0.0	*
Banks	0.0	*
Commercial Services & Supplies	0.0	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements $	126,583		—	$—
Equity contracts	Unaffiliated investments	2,969		—	—
Interest rate contracts	Due from/to broker—variation margin swaps	334,515	*	Due from/to broker—variation margin swaps	424,653	*

		$464,067			$424,653

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	57

Schedule of Investments (continued)

as of February 28, 2019

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$132,541
Interest rate contracts	208,441

Total	$340,982

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Swaps
Credit contracts	$—	$113,689
Equity contracts	(3,462)	—
Interest rate contracts	—	(653,488)

Total	$(3,462)	$(539,799)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 28, 2019, the Fund’s average volume of derivative activities is as follows:

Interest Rate Swap Agreements(1)
$28,021,000

Credit Default Swap Agreements— Sell Protection(1)
$40,935,000

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

58

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$4,260,839	$(4,260,839)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Goldman Sachs International	$126,583	$—	$126,583	$—	$126,583

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	59

Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value, including securities on loan of $4,260,839:
Unaffiliated investments (cost $1,016,306,320)	$996,791,533
Affiliated investments (cost $13,253,129)	13,254,379
Cash	1,454,152
Foreign currency, at value (cost $8,012)	8,055
Cash segregated for counterparty - OTC	4,450,000
Receivable for investments sold	36,148,696
Dividends and interest receivable	3,430,525
Receivable for Fund shares sold	1,685,031
Deposit with broker for centrally cleared/exchange-traded derivatives	1,063,000
Unrealized appreciation on OTC swap agreements	126,583
Due from broker—variation margin swaps	38,383
Prepaid expenses	4,226

Total Assets	1,058,454,563

Liabilities
Payable for investments purchased	46,126,883
Payable for Fund shares reacquired	4,581,773
Payable to broker for collateral for securities on loan	4,354,671
Accrued expenses and other liabilities	318,877
Dividends payable	195,087
Management fee payable	176,247
Distribution fee payable	60,833
Unrealized depreciation on unfunded loan commitments	15,595
Affiliated transfer agent fee payable	12,797

Total Liabilities	55,842,763

Net Assets	$1,002,611,800

Net assets were comprised of:
Common stock, at par	$1,030,792
Paid-in capital in excess of par	1,028,355,414
Total distributable earnings (loss)	(26,774,406)

Net assets, February 28, 2019	$1,002,611,800

See Notes to Financial Statements.

60

Class A
Net asset value and redemption price per share, ($93,851,433 ÷ 9,655,928 shares of common stock issued and outstanding)	$9.72
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.05

Class C
Net asset value, offering price and redemption price per share,
($56,098,267 ÷ 5,770,463 shares of common stock issued and outstanding)	$9.72

Class Z
Net asset value, offering price and redemption price per share,
($818,116,774 ÷ 84,101,527 shares of common stock issued and outstanding)	$9.73

Class R6
Net asset value, offering price and redemption price per share,
($34,545,326 ÷ 3,551,297 shares of common stock issued and outstanding)	$9.73

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	61

Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Interest income	$54,148,472
Affiliated dividend income	1,528,313
Income from securities lending, net (including affiliated income of $4,871)	15,073

Total income	55,691,858

Expenses
Management fee	6,316,145
Distribution fee(a)	843,446
Transfer agent’s fees and expenses (including affiliated expense of $76,381)(a)	1,076,619
Custodian and accounting fees	339,040
Registration fees(a)	255,495
Shareholders’ reports	85,798
Audit fee	60,469
Directors’ fees	33,023
Legal fees and expenses	26,376
Miscellaneous	106,393

Total expenses	9,142,804
Less: Fee waiver and/or expense reimbursement(a)	(1,465,340)

Net expenses	7,677,464

Net investment income (loss)	48,014,394

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $395)	(6,976,189)
Swap agreement transactions	340,982

(6,635,207)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,250)	(19,538,646)
Swap agreements	(539,799)
Foreign currencies	(586)
Unfunded loan commitments	(15,595)

(20,094,626)

Net gain (loss) on investment and foreign currency transactions	(26,729,833)

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,284,561

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	250,788	592,658	—	—
Transfer agent’s fees and expenses	105,322	49,936	920,895	466
Registration fees	25,077	22,067	187,396	20,955
Fee waiver and/or expense reimbursement	(141,667)	(79,197)	(1,198,966)	(45,510)

See Notes to Financial Statements.

62

Statements of Changes in Net Assets

	Year Ended February 28,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$48,014,394	$24,973,236
Net realized gain (loss) on investment transactions		(6,635,207)	642,431
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(20,094,626)	(683,027)

Net increase (decrease) in net assets resulting from operations		21,284,561	24,932,640

Dividends and Distributions
Distributions from distributable earnings*
Class A		(4,814,691)	—
Class C		(2,396,926)	—
Class Z		(39,419,140)	—
Class R6		(2,026,069)	—

		(48,656,826)	—

Dividends from net investment income*
Class A			(3,435,488)
Class C			(2,058,814)
Class Z			(18,837,563)
Class R6			(824,817)

		*	(25,156,682)

Distributions from net realized gains*
Class A			(95,396)
Class C			(70,175)
Class Z			(517,292)
Class R6			(27,895)

		*	(710,758)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		1,103,200,027	332,160,936
Net asset value of shares issued in reinvestment of dividends and distributions		46,324,113	24,558,527
Cost of shares reacquired		(678,557,917)	(319,936,592)

Net increase (decrease) in net assets from Fund share transactions		470,966,223	36,782,871

Total increase (decrease)		443,593,958	35,848,071

Net Assets:
Beginning of year		559,017,842	523,169,771

End of year(a)		$1,002,611,800	$559,017,842

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$377,786

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	63

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: PGIM Government Income Fund and PGIM Floating Rate Income Fund. These financial statements relate only to the PGIM Floating Rate Income Fund (the “Fund’). Effective June 11, 2018, the names of the Fund and the other fund which comprises the Company were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The primary investment objective of the Fund is to maximize current income. The secondary investment objective is to seek capital appreciation when consistent with the Fund’s primary investment objective.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

64

Company’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Floating Rate Income Fund	65

Notes to Financial Statements (continued)

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

66

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

PGIM Floating Rate Income Fund	67

Notes to Financial Statements (continued)

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Bank Loans: The Fund invests at least 80% of its investable assets in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Most bank loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Bank loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. In addition, loans trade in an over-the counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in

68

the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced

PGIM Floating Rate Income Fund	69

Notes to Financial Statements (continued)

obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by

70

the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund holds warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM Floating Rate Income Fund	71

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

72

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to $5 billion and 0.625% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee

PGIM Floating Rate Income Fund	73

Notes to Financial Statements (continued)

rate before any waivers and/or expense reimbursements was 0.65% for the year ended February 28, 2019.

The Manager has contractually agreed, through June 30, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares, 0.70% of average daily net assets for Class Z shares, and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived and/or reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective March 1, 2019 this waiver agreement was extended through June 30, 2020.

Where applicable, the Manager voluntarily agreed through February 28, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.Effective March 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $229,453 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees,

74

PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2019, it received $18,846 and $12,165 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2019, were $1,129,122,205 and $636,623,298, respectively.

PGIM Floating Rate Income Fund	75

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$31,815,753	$434,994,766	$457,921,562	$—	$—	$8,888,957	8,888,957	$1,528,313
PGIM Institutional Money Market Fund*
406,298	19,163,558	15,206,079	1,250	395	4,365,422	4,364,113	4,871	**

$32,222,051	$454,158,324	$473,127,641	$1,250	$395	$13,254,379		$1,533,184

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund was $48,656,826 of ordinary income. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $25,729,630 of ordinary income and $137,810 of long-term capital gains.

As of February 28, 2019, the accumulated undistributed earnings on a tax basis was $523,250 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,029,759,126	$2,186,204	$(21,878,568)	$(19,692,364)

76

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and appreciation (depreciation) of swaps and foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2019 of approximately $7,408,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 900 million shares of common stock authorized, $0.01 par value per share, divided into five classes, designated Class A, Class C, Class R6, Class Z and Class T shares, each of which consists of 150 million, 200 million, 250 million, 250 million, and 50 million shares, respectively. The Fund currently does not have any Class T shares outstanding.

At reporting period end, seven shareholders of record, each holding greater than 5% of the Fund, held 78% of the Fund’s outstanding shares.

PGIM Floating Rate Income Fund	77

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	7,033,481	$69,200,747
Shares issued in reinvestment of dividends and distributions	469,064	4,588,569
Shares reacquired	(5,614,372)	(54,263,491)

Net increase (decrease) in shares outstanding before conversion	1,888,173	19,525,825
Shares issued upon conversion from other share class(es)	640,728	6,238,902
Shares reacquired upon conversion into other share class(es)	(869,839)	(8,451,463)

Net increase (decrease) in shares outstanding	1,659,062	$17,313,264

Year ended February 28, 2018:
Shares sold	4,084,871	$40,589,596
Shares issued in reinvestment of dividends and distributions	344,933	3,423,614
Shares reacquired	(3,405,846)	(33,792,203)

Net increase (decrease) in shares outstanding before conversion	1,023,958	10,221,007
Shares issued upon conversion from other share class(es)	204,305	2,029,308
Shares reacquired upon conversion into other share class(es)	(238,732)	(2,369,830)

Net increase (decrease) in shares outstanding	989,531	$9,880,485

Class C
Year ended February 28, 2019:
Shares sold	2,689,781	$26,493,742
Shares issued in reinvestment of dividends and distributions	240,701	2,354,204
Shares reacquired	(1,969,762)	(19,147,797)

Net increase (decrease) in shares outstanding before conversion	960,720	9,700,149
Shares reacquired upon conversion into other share class(es)	(514,868)	(5,001,989)

Net increase (decrease) in shares outstanding	445,852	$4,698,160

Year ended February 28, 2018:
Shares sold	1,357,816	$13,488,705
Shares issued in reinvestment of dividends and distributions	208,270	2,067,539
Shares reacquired	(1,448,026)	(14,375,754)

Net increase (decrease) in shares outstanding before conversion	118,060	1,180,490
Shares reacquired upon conversion into other share class(es)	(227,760)	(2,261,714)

Net increase (decrease) in shares outstanding	(109,700)	$(1,081,224)

78

Class Z	Shares	Amount
Year ended February 28, 2019:
Shares sold	98,642,694	$971,492,706
Shares issued in reinvestment of dividends and distributions	3,844,084	37,563,984
Shares reacquired	(58,989,406)	(572,703,155)

Net increase (decrease) in shares outstanding before conversion	43,497,372	436,353,535
Shares issued upon conversion from other share class(es)	1,360,263	13,225,874
Shares reacquired upon conversion into other share class(es)	(998,393)	(9,793,365)

Net increase (decrease) in shares outstanding	43,859,242	$439,786,044

Year ended February 28, 2018:
Shares sold	27,480,406	$273,115,497
Shares issued in reinvestment of dividends and distributions	1,835,157	18,225,757
Shares reacquired	(24,789,549)	(246,252,627)

Net increase (decrease) in shares outstanding before conversion	4,526,014	45,088,627
Shares issued upon conversion from other share class(es)	460,425	4,574,112
Shares reacquired upon conversion into other share class(es)	(1,619,869)	(16,096,682)

Net increase (decrease) in shares outstanding	3,366,570	$33,566,057

Class R6
Year ended February 28, 2019:
Shares sold	3,642,287	$36,012,832
Shares issued in reinvestment of dividends and distributions	185,516	1,817,356
Shares reacquired	(3,319,423)	(32,443,474)

Net increase (decrease) in shares outstanding before conversion	508,380	5,386,714
Shares issued upon conversion from other share class(es)	381,859	3,782,041

Net increase (decrease) in shares outstanding	890,239	$9,168,755

Year ended February 28, 2018:
Shares sold	499,647	$4,967,138
Shares issued in reinvestment of dividends and distributions	84,740	841,617
Shares reacquired	(2,565,595)	(25,516,008)

Net increase (decrease) in shares outstanding before conversion	(1,981,208)	(19,707,253)
Shares issued upon conversion from other share class(es)	1,422,892	14,124,806

Net increase (decrease) in shares outstanding	(558,316)	$(5,582,447)

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Floating Rate Income Fund	79

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2019. The average daily balance for the 41 days that the Fund had loans outstanding during the period was approximately $12,201,634, borrowed at a weighted average interest rate of 3.73%. The maximum loan outstanding amount during the period was $29,118,000. At February 28, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

80

When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower.

PGIM Floating Rate Income Fund	81

Notes to Financial Statements (continued)

The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

82

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.94	$9.95	$9.38	$9.94	$10.18
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.45	0.41	0.36	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.01	0.56	(0.57)	(0.22)
Total from investment operations	0.25	0.46	0.97	(0.21)	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.46)	(0.40)	(0.35)	(0.39)
Distributions from net realized gains	-	(0.01)	-	-	(0.03)
Total dividends and distributions	(0.47)	(0.47)	(0.40)	(0.35)	(0.42)
Net asset value, end of year	$9.72	$9.94	$9.95	$9.38	$9.94
Total Return(b):	2.58%	4.70%	10.46%	(2.24)%	1.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,851	$79,462	$69,733	$47,683	$23,158
Average net assets (000)	$100,319	$75,379	$58,748	$40,785	$28,113
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	1.00%	1.05%	1.10%
Expenses before waivers and/or expense reimbursement	1.09%	1.09%	1.14%	1.34%	1.60%
Net investment income (loss)	4.74%	4.53%	4.16%	3.65%	3.89%
Portfolio turnover rate(f)	67%	94%	67%	55%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	83

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.94	$9.95	$9.38	$9.95	$10.19
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.38	0.33	0.28	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	- (b)	0.57	(0.58)	(0.22)
Total from investment operations	0.18	0.38	0.90	(0.30)	0.10
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.38)	(0.33)	(0.27)	(0.31)
Distributions from net realized gains	-	(0.01)	-	-	(0.03)
Total dividends and distributions	(0.40)	(0.39)	(0.33)	(0.27)	(0.34)
Net asset value, end of year	$9.72	$9.94	$9.95	$9.38	$9.95
Total Return(c):	1.82%	3.92%	9.64%	(3.07)%	1.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,098	$52,919	$54,092	$35,027	$28,408
Average net assets (000)	$59,266	$54,061	$39,905	$33,571	$31,363
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.70%	1.70%	1.75%	1.80%	1.85%
Expenses before waivers and/or expense reimbursement	1.83%	1.84%	1.89%	2.11%	2.30%
Net investment income (loss)	3.99%	3.79%	3.41%	2.88%	3.15%
Portfolio turnover rate(f)	67%	94%	67%	55%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

84

Class Z Shares
	Year Ended February 28/29,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.94	$9.96	$9.39	$9.95	$10.19
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.48	0.43	0.38	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	(0.01)	0.57	(0.57)	(0.22)
Total from investment operations	0.28	0.47	1.00	(0.19)	0.20
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.48)	(0.43)	(0.37)	(0.41)
Distributions from net realized gains	-	(0.01)	-	-	(0.03)
Total dividends and distributions	(0.49)	(0.49)	(0.43)	(0.37)	(0.44)
Net asset value, end of year	$9.73	$9.94	$9.96	$9.39	$9.95
Total Return(b):	2.94%	4.86%	10.76%	(1.98)%	2.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$818,117	$400,179	$367,286	$135,575	$57,729
Average net assets (000)	$772,275	$390,617	$224,436	$115,125	$52,159
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.75%	0.80%	0.85%
Expenses before waivers and/or expense reimbursement	0.86%	0.84%	0.89%	1.09%	1.30%
Net investment income (loss)	5.04%	4.79%	4.42%	3.88%	4.16%
Portfolio turnover rate(e)	67%	94%	67%	55%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income Fund	85

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28,			April 27, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.94	$9.96	$9.39	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.48	0.45	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	- (c)	0.55	(0.65)
Total from investment operations	0.29	0.48	1.00	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.49)	(0.43)	(0.31)
Distributions from net realized gains	-	(0.01)	-	-
Total dividends and distributions	(0.50)	(0.50)	(0.43)	(0.31)
Net asset value, end of period	$9.73	$9.94	$9.96	$9.39
Total Return(d):	2.99%	4.91%	10.79%	(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34,545	$26,457	$32,058	$10
Average net assets (000)	$39,870	$16,803	$5,484	$10
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.67%	0.80% (g)
Expenses before waivers and/or expense reimbursement	0.76%	0.75%	0.82%	0.99% (g)
Net investment income (loss)	5.02%	4.83%	4.60%	3.87% (g)
Portfolio turnover rate(h)	67%	94%	67%	55%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

86

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Floating Rate Income Fund

and the Board of Directors of Prudential Investment Portfolios, Inc. 14:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Floating Rate Income Fund (formerly Prudential Floating Rate Income Fund) (the Fund), a series of Prudential Investment Portfolios, Inc. 14, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM Floating Rate Income Fund	87

Federal Income Tax Information (unaudited)

For the year ended February 28, 2019, the Fund reports the maximum amount allowable but not less than 95.98% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2019.

88

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Floating Rate Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Floating Rate Income Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Floating Rate Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Floating Rate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Floating Rate Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	FRFAX	FRFCX	FRFZX	PFRIX
CUSIP	74439V602	74439V701	74439V800	74439V883

* Formerly known as Class Q shares.

MF211E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2019 and February 28, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $97,449 and $96,484 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(c) Tax Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(d) All Other Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the AuditCommittee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit

➢           Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant   if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2019 and February 28, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	April 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	April 15, 2019